                                                                    EXHIBIT 10.1


                            STOCK PURCHASE AGREEMENT


                                      AMONG

                                    SOFEDIT,

                                       MS,

                                 BDHI, CIBA,CEFI

                                THE BARGE FAMILY,

                              THE DOMENECH FAMILY,

                                     YACESE,

                                      JRMH,

                                   H.H.A.WAY,

                                       AND

                         SOFEDIT FINANCIAL SHAREHOLDERS


                            DATED AS OF APRIL 3, 1998







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                                TABLE OF CONTENTS
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ARTICLE I

          DEFINITIONS

          1.01.  Certain Defined Terms............................................................................2

ARTICLE II

          PURCHASE AND SALE

          2.01.  Purchase and Sale of the Shares..................................................................9
          2.02.  Consideration....................................................................................9
          2.03.  Closing.........................................................................................10
          2.04.  Closing Deliveries by the Sellers...............................................................10
          2.05.  Closing Deliveries by MS........................................................................10
          2.06.  Sellers' Representative.........................................................................10

ARTICLE III

          REPRESENTATIONS AND WARRANTIES OF MS

          3.01.  Organization, Authority and Qualification of MS.................................................11
          3.02.  Capital Stock of MS; Ownership of the Shares....................................................11
          3.03.  Subsidiaries....................................................................................13
          3.04.  Corporate Books and Records.....................................................................14
          3.05.  No Conflict.....................................................................................14
          3.06.  Governmental Consents and Approvals.............................................................15
          3.07.  Financial Information, Books and Records, Securities Reports....................................15
          3.08.  No Undisclosed Liabilities......................................................................16
          3.09.  Conduct in the Ordinary Course; Absence of Certain Changes, Events and Conditions...............17
          3.10.  Litigation......................................................................................18
          3.11.  Certain Interests...............................................................................18
          3.12.  Compliance with Laws............................................................................19
          3.13.  Environmental and Other Permits and Licenses; Related Matters...................................19
          3.14.  Material Contracts..............................................................................20
          3.15.  Real Property...................................................................................22
          3.16.  Customers.......................................................................................23
          3.17.  Suppliers.......................................................................................23
          3.18.  Employee Benefit Matters........................................................................23
          3.19.  Labor Matters...................................................................................26
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          3.20.  Key Employees...................................................................................27
          3.21.  Taxes...........................................................................................27
          3.22.  Insurance.......................................................................................28
          3.23.  Full Disclosure.................................................................................28
          3.24.  Brokers.........................................................................................28
          3.25.  Stockholder Approvals...........................................................................28
          3.26.  State Takeover Statute..........................................................................28

ARTICLE IV-A

          REPRESENTATIONS AND WARRANTIES OF CIBA



          4.A.01.  Organization of CIBA..........................................................................29
          4.A.02.  No Conflict...................................................................................29
          4.A.03.  Governmental Consents and Approvals...........................................................29
          4.A.04.  Capital Stock of CIBA.........................................................................29
          4.A.05.  Ownership of the CIBA Shares..................................................................30
          4.A.06.  Financial Information, Books and Records......................................................30
          4.A.07.  No Undisclosed Liabilities....................................................................30
          4.A.08.  Conduct in the Ordinary Course; Absence of Certain Changes, Events and Conditions.............31
          4.A.09.  Litigation....................................................................................32
          4.A.10.  Compliance with Laws..........................................................................32
          4.A.11.  Absence of Activities.........................................................................32
          4.A.12.  Subsidiaries..................................................................................32
          4.A.13.  Corporate Books and Records...................................................................32
          4.A.14.  Brokers.......................................................................................32
          4.A.15.  Taxes.........................................................................................32
          4.A.16.  Full Disclosure...............................................................................33
          4.A.17.  Title to the Shares Owned by CIBA in BDHI.....................................................33
          4.A.18.  Stockholders Approval.........................................................................33

ARTICLE IV-B

          REPRESENTATIONS AND WARRANTIES OF THE BARGE FAMILY AND CEFI


          4.B.01.  Authority and Qualification of the Barge Family and ..........................................33
          4.B.02.  No Conflict...................................................................................34
          4.B.03.  Governmental Consents and Approvals...........................................................34
          4.B.04.  Title to the Shares Owned by the Barge Family and CEFI in CIBA................................34
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          4.B.05.  Full Disclosure...............................................................................34
          4.B.06.  Brokers.......................................................................................35
          4.B.07.  Stockholders Approval.........................................................................35

ARTICLE V

          REPRESENTATIONS AND WARRANTIES OF EACH OF THE MEMBERS
          OF THE DOMENECH FAMILY AND YACESE

          5.01.  Organization of YACESE, Authority and Qualification of the Domenech
                  Family and YACESE..............................................................................35
          5.02.  No Conflict.....................................................................................36
          5.03.  Governmental Consents and Approvals.............................................................36
          5.04.  Title to the Shares Owned by the Domenech Family and YACESE in BDHI
                   ..............................................................................................36
          5.05.  Full Disclosure.................................................................................36
          5.06.  Brokers.........................................................................................36
          5.07.  Stockholders Approval...........................................................................36


          ARTICLE VI-A


          REPRESENTATIONS AND WARRANTIES OF JRMH AND H.H.A.WAY

          6.A.01.  Organization, Authority and Qualification of JRMH and H.H.A.WAY...............................37
          6.A.02.  No Conflict...................................................................................37
          6.A.03.  Governmental Consents and Approvals...........................................................38
          6.A.04.  Title to the Shares Owned by JRMH and H.H.A.WAY in BDHI.......................................38
          6.A.05.  Full Disclosure...............................................................................38
          6.A.06.  Brokers.......................................................................................38
          6.A07.   Stockholders Approval.........................................................................38

ARTICLE VI-B

          REPRESENTATIONS AND WARRANTIES OF BDHI
          6.B.01.  Organization, Authority and Qualification of BDHI.............................................38
          6.B.02.  Capital Stock of BDHI; Ownership of the BDHI Shares...........................................39
          .  No Conflict.........................................................................................39
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          6.B.04.  Governmental Consents and Approvals...........................................................39
          6.B.05.  Subsidiaries..................................................................................40
          6.B.06.  Corporate Books and Records...................................................................40
          6.B.07.  Financial Information, Books and Records......................................................40
          6.B.08.  No Undisclosed Liabilities....................................................................40
          6.B.09.  Conduct in the Ordinary Course; Absence of Certain Changes, Events and
                  Conditions.....................................................................................40
          6.B.10.  Litigation....................................................................................42
          6.B.11.  Compliance with Laws..........................................................................42
          6.B.12.  Brokers.......................................................................................42
          6.B.13.  SOFEDIT Shares................................................................................42
          6.B.14.  Taxes.........................................................................................42
          6.B.15.  Full Disclosure...............................................................................43
          6.B.16.  Stockholders Approval.........................................................................43

ARTICLE VII

          REPRESENTATIONS AND WARRANTIES OF
          THE SOFEDIT FINANCIAL SHAREHOLDERS


          7.01.  Organization, Authority and Qualification of the SOFEDIT Financial
                  Shareholders...................................................................................43
          7.02.  No Conflict.....................................................................................43
          7.03.  Governmental Consents and Approvals.............................................................44
          7.04.  Brokers.........................................................................................44
          7.05.  SOFEDIT Shares..................................................................................44
          7.06.  Full Disclosure.................................................................................44
          7.07.  Stockholders Approval...........................................................................44

ARTICLE VIII

          REPRESENTATIONS AND WARRANTIES OF SOFEDIT


          8.01.  Organization, Authority and Qualification of SOFEDIT............................................44
          8.02.  Capital Stock of SOFEDIT........................................................................45
          8.03.  Ownership of the shares of SOFEDIT..............................................................45
          8.04.  Subsidiaries....................................................................................46
          8.05.  Corporate Books and Records.....................................................................47
          8.06.  No Conflict.....................................................................................47
          8.07.  Governmental Consents and Approvals.............................................................47
          8.08.  Financial Information, Books and Records........................................................47
          8.09.  No Undisclosed Liabilities......................................................................48

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          8.10.  Conduct in the Ordinary Course; Absence of Certain Changes, Events and
                 Conditions......................................................................................48
          8.11.  Litigation......................................................................................50
          8.12.  Compliance with Laws............................................................................50
          8.13.  Environmental and Other Permits and Licenses; Related Matters...................................50
          8.14.  Material Contracts..............................................................................51
          8.15.  Brokers.........................................................................................53
          8.16.  Taxes...........................................................................................53
          8.17.  Customers.......................................................................................53
          8.18.  Suppliers.......................................................................................54
          8.19.  Employee Benefit Matters........................................................................54
          8.20.  Labor Matters...................................................................................55
          8.21.  Certain Interests...............................................................................56
          8.22.  Real Property...................................................................................56
          8.23.  Insurance.......................................................................................57
          8.24.  Full Disclosure.................................................................................57
          8.25.  Stockholders Approval...........................................................................57

ARTICLE IX

          ADDITIONAL AGREEMENTS

          9.01.  Conduct of Business Prior to the Closing........................................................58
          9.02.  Access to Information...........................................................................58
          9.03.  Confidentiality.................................................................................59
          9.04.  Regulatory and Other Authorizations; Notices and Consents.......................................59
          9.05.  Notice of Developments..........................................................................60
          9.06.  Stockholder Approvals...........................................................................60
          9.07.  Contribution(s) of BDHI Shares to YACESE........................................................60
          9.08.  Contribution(s) of BDHI Shares to H.H.A.WAY.....................................................61
          9.09.  Purchases of BDHI Shares........................................................................61
          9.10.  Promise to Transfer the Preferred Shares........................................................61
          9.11.  Further Action..................................................................................61
          9.12.  Securities Act..................................................................................61

ARTICLE X



          CONDITIONS TO CLOSING

          10.01.  Conditions to Obligations of MS................................................................62

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                                      -vi-

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          Termination of the SOFEDIT Stockholders Agreement and of the BDHI
                  Stockholders Agreement.........................................................................63
          10.02.  Conditions to Obligations of SOFEDIT, BDHI, CIBA and the Sellers...............................63


          ARTICLE XI

          SURVIVAL OF REPRESENTATIONS AND WARRANTIES

          11.01.  Survival of Representations and Warranties.....................................................66



          ARTICLE XII

          TERMINATION AND WAIVER

          12.01.  Termination....................................................................................66
          12.02.  Effect of Termination..........................................................................67
          12.03.  Waiver.........................................................................................68

ARTICLE XIII

          GENERAL PROVISIONS

          13.01.  Expenses.......................................................................................68
          13.02.  Notices........................................................................................68
          13.03.  Public Announcements...........................................................................69
          13.04.  Headings.......................................................................................69
          13.05.  Severability...................................................................................69
          13.06.  Entire Agreement...............................................................................69
          13.07.  Assignment.....................................................................................70
          13.08.  No Third Party Beneficiaries...................................................................70
          13.09.  Amendment......................................................................................70
          13.10.  Governing Law..................................................................................70
          13.11.  Dispute Resolution and Arbitration.............................................................70
          13.12.  Counterparts...................................................................................71
          13.13.  Specific Performance...........................................................................71
          13.14.  Limited Recourse...............................................................................71

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                  STOCK PURCHASE AGREEMENT, dated as of April 3, 1998, between
MS Acquisition Corp., a Delaware corporation ("MS"), Societe Financiere de Developpement Industriel et Technologique, a French societe anonyme ("SOFEDIT"), BDHI, a French societe anonyme ("BDHI"), CIBA, a French societe anonyme ("CIBA"), CEFI, a Luxembourg societe de participations financieres ("CEFI"), the individuals listed in Exhibit 1 hereto, duly represented by Mr. Francis Barge (collectively, the "Barge Family"), YACESE S.A., a French societe anonyme ("YACESE"), the individuals listed in Exhibit 2 hereto, duly represented by Mr. Felix Domenech (collectively, the "Domenech Family"), JRMH, a French societe civile ("JRMH"), H.H.A.WAY S.A., a French societe anonyme ("H.H.A.WAY"), and the entities listed in Exhibit 3 hereto (collectively, the "SOFEDIT Financial Shareholders" and, together with CEFI, YACESE, JRMH, H.H.A.WAY, the Barge Family, the Domenech Family, the "Sellers").


                              W I T N E S S E T H:

                  WHEREAS, MS and the Sellers have agreed on the principle of a transaction whereby the Sellers would sell to MS the CIBA Shares (as defined below), the BDHI Shares (as defined below) and the SOFEDIT Shares (as defined below), in consideration of the issuance by MS of promissory notes issued by MS and shares of Common Stock and Preferred Stock of MS.

                  WHEREAS, BDHI and the SOFEDIT Financial Shareholders own all the issued and outstanding shares of common stock, FF 100 par value per share (the "SOFEDIT Common Stock"), of SOFEDIT;

                  WHEREAS, as of the date hereof, CIBA, YACESE, JRMH and the individuals listed in Exhibit 5 hereto own all the issued and outstanding shares of common stock, FF 100 par value per share of BDHI (the "BDHI Common Stock");

                  WHEREAS, the members of the Barge Family and CEFI own all the issued and outstanding shares of common stock, FF 100 par value per share (the "CIBA Common Stock"), of CIBA;

                  WHEREAS, the SOFEDIT Financial Shareholders wish to sell to MS, and MS wishes to purchase from the SOFEDIT Financial Shareholders, their shares of SOFEDIT (the "SOFEDIT Shares") held at the Closing (as defined below), upon the terms and subject to the conditions set forth herein;

                  WHEREAS, between the date hereof and the Closing Date (as defined below), Mr. Felix Domenech will sell 578 shares of BDHI to COMPAGNIE DE FINANCEMENT INDUSTRIEL S.A. and Mr. Jean-Rene Hergoualc'h will sell one share of BDHI to H.H.A.WAY;

                  WHEREAS, on the Closing Date (as defined below), the contribution of 3.051 shares of BDHI by JRMH to H.H.A.WAY will become effective;

                  WHEREAS, YACESE, the members of the Domenech Family, H.H.A.WAY, JRMH and COMPAGNIE DE FINANCEMENT INDUSTRIEL S.A wish to sell to MS, and MS wishes to purchase from YACESE, the Domenech Family, H.H.A.WAY, JRMH and COMPAGNIE DE FINANCEMENT INDUSTRIEL S.A., all their shares of BDHI (the "BDHI Shares") owned at the Closing Date (as defined below), upon the terms and subject to the conditions set forth herein; and

                  WHEREAS, the members of the Barge Family and CEFI wish to sell to MS, and MS wishes to purchase from the members of the Barge Family and CEFI, their shares of CIBA (the "CIBA Shares"), upon the terms and subject to the conditions set forth herein;

                  NOW, THEREFORE, in consideration of the premises and the mutual agreements and covenants hereinafter set forth, the parties hereto agree as follows:


                                    ARTICLE I

                                   DEFINITIONS

                  SECTION 1.01. Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings:

                  "Action" means any claim, action, suit, arbitration, inquiry, proceeding or investigation by or before any Governmental Authority.

                  "Aetna Holdings" means Aetna Holdings, Inc., a wholly owned subsidiary of MS.

                  "Aetna Industries" means Aetna Industries, Inc., a wholly owned subsidiary of Aetna Holdings.

                  "Affiliate" means, with respect to any specified Person, any other Person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such specified Person.

                  "Agreement" or "this Agreement" means this Stock Purchase Agreement, dated as of April 3, 1998, among the parties hereto (including the Exhibits hereto and the Disclosure Schedules) and all amendments hereto made in accordance with the provisions of Section 14.09.

                  "BDHI Reference Balance Sheet" means the audited balance sheet of BDHI as of December 31, 1997, a copy of which is set forth in Section 6.B.07(a) of the Disclosure Schedules.

                  "BDHI Stockholders Agreement" means the agreement dated March 1, 1995, relating to, among other things, the management of BDHI, among Messrs. Francis Barge, Felix Domenech and Jean-Rene Hergoualc'h.

                  "Business" means, as applicable to MS or SOFEDIT or their respective subsidiaries, the business of automobile equipment part supplier and all other business which prior to the date hereof has been conducted by MS or SOFEDIT or their respective subsidiaries, as applicable.

                  "Business Day" means any day that is not a Saturday, a Sunday or other day on which banks are required or authorized by law to be closed in the City of New York or Paris.

                  "CERCLA" means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended through the date hereof.

                  "CERCLIS" means the Comprehensive Environmental Response, Compensation and Liability Information System, as updated through the date hereof.

                  "CIBA Reference Balance Sheet" means the audited balance sheet of CIBA as of December 31, 1997, a copy of which is set forth in Section 4.A.06(a) of the Disclosure Schedules.

                  "Code" means the Internal Revenue Code of 1986, as amended.

                  "Control" (including the terms "control", "controlled by" and "under common control with"), with respect to the relationship between or among two or more Persons, means the possession, directly or indirectly or as trustee or executor, of the power to direct or cause the direction of the affairs or management of a Person, whether through the ownership of voting securities, as trustee or executor, by contract or otherwise, including, without limitation, the ownership, directly or indirectly, of securities having the power to elect a majority of the board of directors or similar body governing the affairs of such Person.

                  "Disclosure Schedules" means the Disclosure Schedules attached hereto, dated as of the date hereof, and forming a part of this Agreement.

                  "Encumbrance" means any security interest, pledge, mortgage, lien (including, without limitation, environmental and tax liens), charge, encumbrance, adverse claim, preferential arrangement or restriction of any kind, including, without limitation, any restriction on the use, voting, transfer, receipt of income or other exercise of any attributes of ownership, in each case other than pursuant to the Stockholders Agreement, the New Stockholders Agreement, the Registration Rights Agreement, or the New Registration Rights Agreement.

                  "Environment" means surface waters, ground waters, soil, subsurface strata and ambient air.

                  "Environmental Claims" means any and all administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of non-compliance or violation, investigations, proceedings, consent orders or consent agreements relating in any way to any Environmental Law or any Environmental Permit (hereafter "Claims"), including, without limitation, (a) any and all Claims by Governmental Authorities for enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any applicable Environmental Law and (b) any and all Claims by any Person seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief resulting from Hazardous Materials or arising from alleged injury or threat of injury to health, safety or the Environment.

                  "Environmental Condition" means a condition relating to or arising or resulting from a failure to comply with any applicable Environmental Law or Environmental Permit or a Release of Hazardous Materials into the Environment that is required to be remediated under applicable Environmental Laws.

                  "Environmental Laws" means any Law in effect on the Closing Date and any binding judicial or administrative interpretation thereof, including any binding judicial or administrative order, consent decree or judgment, relating to pollution or protection of the environment, health, safety or natural resources, including without limitation, those relating to the use, handling, transportation, treatment, storage, disposal, release or discharge of Hazardous Materials.

                  "Environmental Permits" means all permits, approvals, identification numbers, licenses and other authorizations required under any applicable Environmental Law.

                  "Governmental Authority" means any United States federal, state or local or any foreign government or international organization, governmental, regulatory or administrative authority, agency or commission or any court, tribunal, or judicial or arbitral body.

                  "Governmental Order" means any order, writ, judgment, injunction, decree, stipulation, determination or award entered by or with any Governmental Authority.

                  "Hazardous Materials" means (a) petroleum and petroleum products, by-products or breakdown products, radioactive materials, asbestos in any form that is or could become friable, urea formaldehyde foam insulation, polychlorinated biphenyls, and radon gas, (b) any other chemicals, materials or substances defined as or included in the definition of "hazardous substances", "hazardous wastes", "hazardous materials", "extremely hazardous wastes", "restricted hazardous wastes", "toxic substances", "toxic pollutants", "contaminants" or "pollutants", or words of similar import, under any applicable Environmental Law, and (c) any other chemical, material or substance exposure to which is regulated by any Governmental Authority under Environmental Laws.

                  "HSR Act" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder.

                  "Indebtedness" means, with respect to any Person, (a) all indebtedness of such Person, whether or not contingent, for borrowed money, (b) all obligations of such Person for the deferred purchase price of property or services, (c) all obligations of such Person to purchase, redeem, retire, defease or otherwise acquire for value any capital stock of such Person or any warrants, rights or options to acquire such capital stock, valued, in the case of redeemable preferred stock, at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends, (d) all Indebtedness of others referred to in clauses (a) through (c) above guaranteed in any manner by such Person, or in effect guaranteed by such Person through an agreement to assure a creditor against loss, and (e) all Indebtedness referred to in clauses
(a) through (c) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Encumbrance on property (including, without limitation, accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness.

                  "Inventories" means all inventory, merchandise, finished goods, and raw materials, packaging, supplies and other personal property related to the Business maintained, held or stored by or for MS or any MS Subsidiary on the Closing Date and any prepaid deposits for any of the same.

                  "IRS" means the Internal Revenue Service of the United States.

                  "Law" means any U.S., French or European, federal, state, local or otherwise foreign statute, law, ordinance, regulation, rule, code, order, other requirement or rule of law.

                  "Leased Real Property" means the real property leased by MS or any MS Subsidiary, as tenant, together with, to the extent leased by MS or any MS Subsidiary, all buildings and other structures, facilities or improvements currently or hereafter located thereon, all fixtures, systems, equipment and items of personal property of MS or any MS Subsidiary attached or appurtenant thereto, and all easements, licenses, rights and appurtenances relating to the foregoing.

                  "Liabilities" means any and all debts, liabilities and obligations, whether accrued or fixed, absolute or contingent, matured or unmatured or determined or determinable, including, without limitation, those arising under any Law (including, without limitation, any Environmental Law), Action or Governmental Order and those arising under any contract, agreement, arrangement, commitment or undertaking.

                  "Material Adverse Effect" means any circumstance, change in, or effect on the Business, MS or any MS Subsidiary, SOFEDIT or any SOFEDIT Subsidiary, BDHI or CIBA, as applicable, that, individually or in the aggregate with any other circumstances, changes in, or effects on, the Business, MS or any MS Subsidiary, or SOFEDIT or any SOFEDIT Subsidiary, BDHI or CIBA, respectively:
(a) is materially adverse to the business, operations, assets or Liabilities, employee relationships, customer or supplier relationships, prospects, results of operations or the condition (financial or otherwise) of MS or any MS Subsidiary, SOFEDIT or any SOFEDIT

Subsidiary, BDHI or CIBA, as applicable, or (b) adversely affectsthe ability of MS or any MS Subsidiary, SOFEDIT or any SOFEDIT Subsidiary, BDHI or CIBA, as applicable, to operate or conduct the Business in the manner in which it is currently operated or conducted by MS or any MS Subsidiary, SOFEDIT or any SOFEDIT Subsidiary, BDHI or CIBA, as applicable.

                  "MS Class A Common Stock" means the Series A-1 Class A Common Stock, $0.01 par value per share, of MS, the Series A-2 Class A Common Stock, $0.01 par value per share, of MS, the Series A-3 Class A Common Stock, $0.01 par value per share, of MS and the Series I Class A Common Stock, $0.01 par value per share, of MS, as such series are defined in the attached form of Amended and Restated Certificate of Incorporation of MS, taken together.

                  "MS Class B Common Stock" means the Series B-1 Class A Common Stock, $0.01 par value per share, of MS, the the Series B-2 Class B Common Stock, $0.01 par value per share, of MS and the Series II Class B Common Stock, $.01 par value per share, of MS, as such series are defined in the attached form of Amended and Restated Certificate of Incorporation of MS, taken together.

                  "MS Common Shares" has the meaning specified in Section 2.02.

                  "MS Common Stock" means the MS Class A Common Stock and the MS Class B Common Stock.

                  "MS Preferred Shares" has the meaning specified in Section
2.02.

                  "MS Reference Balance Sheet" means the unaudited consolidated balance sheet (including the related notes and schedules thereto) of MS, as of June 30, 1997 (such date being the "MS Reference Balance Sheet Date"), a copy of which is set forth in Section 3.07(a) of the Disclosure Schedules.

                   "MS Series A Preferred Stock" means the Series A Preferred Stock, $0.01 par value, $100 stated value per share, of MS.

                   "MS Series B Preferred Stock" means the Series B Preferred Stock, $0.01 par value, $100 stated value per share, of MS.

                  "MS Subsidiaries" means Aetna Holdings, Inc., Aetna Industries, Inc., Aetna Export Sales Corp., Aetna Manufacturing Canada, Limited and any and all other corporations, partnerships, joint ventures, associations and other entities in which MS directly or indirectly owns an equity interest.

                  "New Registration Rights Agreement" has the meaning specified in Section 10.01(h).

                  "New Stockholders Agreement" has the meaning specified in
Section 10.01(h).

                  "Owned Real Property" means the real property owned by MS or any MS Subsidiary or SOFEDIT or any SOFEDIT Subsidiary, as applicable, together with all buildings and other structures, facilities or improvements currently or hereafter located thereon, all fixtures, systems, equipment and items of personal property of MS or any MS Subsidiary or SOFEDIT or any SOFEDIT Subsidiary, as applicable, attached or appurtenant thereto and all easements, licenses, rights and appurtenances relating to the foregoing.

                  "Permits" has the meaning specified in Section 3.13(a).

                  "Permitted Encumbrances" means such of the following as to which no enforcement, collection, execution, levy or foreclosure proceeding shall have been commenced: (a) liens for taxes, assessments and governmental charges or levies not yet due and payable which are not in excess of $25,000 in the aggregate; (b) Encumbrances imposed by law, such as materialmen's, mechanics', carriers', workmen's and repairmen's liens and other similar liens arising in the ordinary course of business securing obligations that (i) are not overdue for a period of more than 30 days and (ii) are not in excess of $25,000 in the case of a single property or $50,000 in the aggregate at any time; (c) pledges or deposits to secure obligations under workers' compensation laws or similar legislation or to secure public or statutory obligations; and (d) minor survey exceptions, reciprocal easement agreements and other customary encumbrances on title to real property that (i) were not incurred in connection with any Indebtedness, (ii) do not render title to the property encumbered thereby unmarketable and (iii) do not, individually or in the aggregate, materially adversely affect the value or use of such property for its current and anticipated purposes.

                  "Person" means any individual, partnership, firm, corporation, limited liability company, association, trust, unincorporated organization or other entity, as well as any syndicate or group that would be deemed to be a person under Section 13(d)(3) of the Securities Exchange Act of 1934, as amended.

                  "Preferred Stock" means the MS Series A Preferred Stock and the MS Series B Preferred Stock.

                  "Registration Rights Agreement" means the registration rights agreement dated August 13, 1996, among MS and the stockholders of MS party thereto.

                  "Real Property" applied to MS or SOFEDIT means the Leased Real Property and the Owned Real Property, respectively, of MS or SOFEDIT and their respective Subsidiaries.

                  "Regulations" means the Treasury Regulations (including Temporary Regulations) promulgated by the United States Department of Treasury with respect to the Code or other federal tax statutes.

                  "Release" means disposing, discharging, injecting, spilling, leaking, leaching, dumping, emitting, escaping, emptying or seeping into or upon any land or water or air or otherwise entering into the Environment.

                  "Sellers' Shares" means the CIBA Shares, the BDHI Shares and the SOFEDIT Shares, taken together.

                  "SOFEDIT Reference Balance Sheet" means the audited consolidated balance sheet of SOFEDIT, as of June 30, 1997, a copy of which is set forth in Section 8.08 of the Disclosure Schedules.

                  "SOFEDIT Stockholders Agreement" means the agreement dated July 8, 1995, as amended, among the shareholders of SOFEDIT and Messrs. Francis Barge, Felix Domenech and Jean-Rene Hergoualc'h.

                  "SOFEDIT Subsidiary" means any and all other corporations, partnerships, joint ventures, associations and other entities in which SOFEDIT directly or indirectly owns an equity interest.

                  "Stockholders Agreement" has the meaning specified in Section 3.02(a).

                  "Stock Option Plan" means the MS Acquisition Corp. Executive Stock Option Plan.

                  "Subordinated Notes" means the 11% junior subordinated promissory notes of Aetna Holdings due 2007.

                  "Subsidiaries" means any and all corporations, partnerships, joint ventures, associations and other entities controlled by MS or SOFEDIT, as applicable, directly or indirectly through one or more intermediaries.

                  "Tax" or "Taxes" means any and all federal, state, local or foreign net or gross income, gross receipts, net proceeds, sales, use, ad valorem, value-added, franchise, bank shares, withholding, payroll, employment, excise, property, alternative or add-on minimum, environmental or other taxes, fees, levies, duties, tariffs, imposts, and other charges of any kind (together with any and all interest, penalties, additions to tax and additional amounts imposed with respect thereto) imposed by any government or taxing authority, whether disputed or not.

                  "U.S. GAAP" means United States generally accepted accounting principles and practices as in effect from time to time and applied consistently throughout the periods involved.

                  "USTs" means underground storage tanks, as such term is defined in the Resource Conservation and Recovery Act, as amended, and the regulations promulgated thereunder.

                                   ARTICLE II

                                PURCHASE AND SALE

                  SECTION 2.01. Purchase and Sale of the Shares. Upon the terms and subject to the conditions of this Agreement, at the Closing (as defined below), (i) the SOFEDIT Financial Shareholders shall sell to MS, and MS shall purchase from the SOFEDIT Financial Shareholders, the SOFEDIT Shares, (ii) the members of the Barge Family and CEFI shall sell to MS, and MS shall purchase from the members of the Barge Family and CEFI, the CIBA Shares, and (iii) YACESE, the members of the Domenech Family, H.H.A.WAY and JRMH shall sell to MS, and MS shall purchase from YACESE, the members of the Domenech Family, H.H.A.WAY and JRMH, the BDHI Shares.

                  SECTION 2.02. Consideration. As consideration for the sales set forth in Section 2.01, MS shall:

                  (i) issue to the Sellers a total of three million (3,000,000) shares of MS Series A-1 Common Stock (the "MS Common Shares"), so that after completion of the Closing, if all the stock options that have been issued under the Stock Option Plan in effect as of the date hereof were exercised, the Sellers would own seventy-five percent (75%) of the total number of issued and outstanding shares of MS Common Stock;

                  (ii) issue to the Sellers promissory notes dated as of the Closing Date and substantially in the form attached hereto as Exhibit
         2.02 (A) (the "Promissory Notes"), for an aggregate amount of forty million nine hundred sixty eight thousand U.S. Dollars ($40,968,000) (the "Debt Amount"); and

                  (iii) issue to the Sellers two hundred and seventy thousand (270,000) shares of MS Series B Preferred Stock (the "MS Preferred Shares").

                  The allocation of the MS Common Shares and the MS Preferred Shares among the Sellers, and the amount in principal of the Promissory Notes are indicated in Exhibit 2.02 (B) hereto.

                  The parties hereto acknowledge and agree that the shareholders of SOFEDIT are entitled to an amount equal to the dividends corresponding to SOFEDIT's profits for fiscal year 1997 that would be paid in 1998 if SOFEDIT's past dividend policy remained unchanged from the past practices of SOFEDIT with respect to the payment of dividends. Therefore, in addition to the consideration described above and notwithstanding any transfer of title interest with respect to their SOFEDIT Shares at the Closing, the SOFEDIT Financial Shareholders will keep the jouissance (as such term is defined under French law) of their SOFEDIT Shares until 12:00 p.m., the day following the date of the 1998 Annual General Shareholders Meeting of SOFEDIT called to resolve the distribution of dividends for fiscal year 1997 and, as a result, they will receive the dividends voted on that meeting. With respect to the shareholders of BDHI and CIBA, the Sellers acknowledge and agree among themselves that the initial principal amounts of the PromissoryNotes to be issued to the Sellers as set forth on the table attached as Exhibit 2.02 hereto reflect the amount of BDHI's outstanding debt and the amount of dividends that would be paid by SOFEDIT to BDHI out of SOFEDIT's profits for fiscal year 1997, based on SOFEDIT's past dividend policy.

                  SECTION 2.03. Closing. Upon the terms and subject to the conditions of this Agreement, the sales and purchases of Sellers' Shares contemplated by this Agreement shall take place at a closing (the "Closing") to be held at the offices of Natexis Finance S.A., in Paris, at 10:00 A.M. Paris time on (i) April 9, 1998, or, if the closing conditions set forth in Article X are not fulfilled on that date, (ii) at such other place or at such other time or on such other date as the Sellers' Representative and MS may mutually agree upon(the day on which the Closing actually takes place being the "Closing Date").

                  SECTION 2.04. Closing Deliveries by the Sellers. At the Closing, the Sellers shall deliver or cause to be delivered to MS:

                  (a) executed stock transfer forms ("ordres de mouvement") for all their respective Sellers' Shares, completed pursuant to the terms thereof, the stock ledger ("registre des mouvements de titres", together with the "comptes d'actionnaires") of each of SOFEDIT, BDHI and CIBA and any other documents necessary for the transfer of good and marketable title to the Sellers' Shares;

                  (b) a receipt for the Promissory Notes, the MS Common Shares and the MS Preferred Shares issued to them; and

                  (c) the certificates and other documents required to be delivered pursuant to Section 10.01.

                  SECTION 2.05. Closing Deliveries by MS. At the Closing, MS shall deliver to the Sellers:

                  (a)      certificates for the MS Common Shares;

                  (b)      certificates for the MS Preferred Shares;

                  (c)      the Promissory Notes; and

                  (d) the certificates and other documents required to be delivered pursuant to Section 10.02.

                  SECTION 2.06. Sellers' Representative. Each Seller hereby appoints Mr. Francis Barge (such Person being the "Sellers' Representative"), as each such Sellers' attorney-in-fact and representative, (i) to do any and all things and to execute any and all documents or other papers, in each such Seller's name, place and stead, in any way which each such Seller could do if personally present, in connection with this Agreement, the New Stockholders Agreement and the New Registration Rights Agreement and the transactions contemplated hereby and thereby, (ii) to amend, cancel or extend, or waive the terms of, this Agreement, the New Stockholders Agreement and the New Registration Rights Agreement.


                                   ARTICLE III

                      REPRESENTATIONS AND WARRANTIES OF MS

                  As an inducement to the Sellers to enter into this Agreement, MS hereby represents and warrants to the Sellers as follows:

                  SECTION 3.01. Organization, Authority and Qualification of MS. MS is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all necessary power and authority to own, operate or lease the properties and assets now owned, operated or leased by it and to carry on the Business as it is currently conducted. The execution and delivery of this Agreement, the New Stockholders Agreement and the New Registration Rights Agreement by MS, the performance by MS of its obligations hereunder and thereunder and the consummation by MS of the transactions contemplated hereby and thereby have been duly authorized by all requisite action on the part of MS. This Agreement has been, and upon their execution the New Stockholders Agreement and the New Registration Rights Agreement shall have been, duly executed and delivered by MS, and (assuming due authorization, execution and delivery by the other parties hereto and thereto) this Agreement constitutes, and upon their execution the New Stockholders Agreement and the New Registration Rights Agreement will constitute, a legal, valid and binding obligation of MS enforceable against MS in accordance with its and their terms. MS is duly licensed or qualified to do business and is in good standing in each jurisdiction in which the properties owned or leased by it or the operation of its business makes such licensing or qualification necessary or desirable. All corporate actions taken by MS have been duly authorized, and MS has not taken any action that in any material respect conflicts with, constitutes a default under or results in a violation of any provision of its Certificate of Incorporation or By-laws, each as amended to date. True and correct copies of the Certificate of Incorporation and By-laws of MS, each as in effect on the date hereof, have been delivered or made available by MS to the Sellers.

                  SECTION 3.02. Capital Stock of MS; Ownership of the Shares.
(a) As of the date hereof, the authorized capital stock of MS consists of:

                  (x) 2,293,123.32 shares of Preferred Stock, consisting of:

                           (i) 293,123.32 shares of Series A Preferred Stock;
                  and

                           (ii) 2,000,000 additional shares of authorized
                  preferred stock which may be issued in one or more series upon such terms as may be set forth by the board of directors of MS; and

                  (y) 10,000,000 shares of Common Stock, par value $.01 per share, consisting of:

                           5,000,000 shares of MS Class A Common Stock; and

                           5,000,000 shares of MS Class B Common Stock.

                  As of the date of this Agreement,

                           (i) 383,409 shares of MS Class A Common Stock are
                  issued and outstanding, all of which are duly authorized, validly issued, fully paid and non-assessable;

                           (ii) 516,590 shares of MS Class B Common Stock are
                  issued and outstanding, all of which are validly issued, fully paid and non-assessable;

                           (iii) 114,967.38 shares of Series A Preferred Stock
                  are issued and outstanding, all of which are duly authorized, validly issued, fully paid and non-assessable;

                           (iv) 100,000 shares of MS Class A Common Stock are
                  reserved for issuance pursuant to employee stock options granted pursuant to the Stock Option Plan;

                           (v) 1,394,491 shares of MS Class B Common Stock are
                  issued and outstanding and held by Aetna Holdings, all of which are validly issued, fully paid and non-assessable; and

                           (vi) 178,155.94 shares of Series A Preferred Sock are
                  issued and outstanding and held by Aetna Holdings, all of which are validly issued, fully paid and non-assessable.

                  None of the issued and outstanding shares of MS Common Stock or MS Preferred Stock was issued in violation of any preemptive rights. Except for the stockholders agreement (the "Stockholders Agreement") dated August 13, 1996, among MS and the stockholders of MS party thereto (as of the date hereof), the New Stockholders Agreement (as of the Closing Date), the Registration Rights Agreement (as of the date hereof and as of the Closing Date), the New

Registration Rights Agreement (as of the Closing Date), the Stock Option Plan and the MS Series A Preferred Stock, there are no options, warrants, convertible securities or other rights, agreements, arrangements or commitments of any character relating to the capital stock of MS or obligating MS to issue or sell any shares of capital stock of, or any other interest in, MS. There are no outstanding contractual obligations of MS to repurchase, redeem or otherwise acquire any shares of MS Common Stock or of MS Preferred Stock or to provide funds to, or make any investment (in the form of a loan, capital contribution or otherwise) in, any other Person. The outstanding shares of MS Common Stock and MS Preferred Stock referred to in this section constitute all the issued and outstanding capital stock of MS and are owned of record and beneficially solely by the Persons set forth in Section 3.02(a) of the Disclosure Schedules free and clear of all Encumbrances.

                  (b) Upon consummation of the transactions contemplated by this Agreement and registration of the MS Common Shares in the name of the Sellers in the stock records of MS, the Sellers, assuming they shall have received the MS Common Shares, will own at least seventy-five percent (75%) of the total number of issued and outstanding shares of MS Common Stock free and clear of any Encumbrances. Upon consummation of the transactions contemplated by this Agreement, the MS Common Shares and the MS Preferred Shares will be fully paid and nonassessable. There are no voting trusts, stockholder agreements, proxies or other agreements or understandings in effect with respect to the voting or transfer of any of the MS Common Stock or of the Preferred Stock, except for the Registration Rights Agreement and the Stockholders Agreement (as of the date of this Agreement only) and the Registration Rights Agreement, the New Registration Rights Agreement and the New Stockholders Agreement (upon consummation of the transactions contemplated by this Agreement). The MS Common Shares and MS Preferred Shares to be issued pursuant to this Agreement will be duly authorized, validly issued and not subject to preemptive rights created by statute, MS' Certificate of Incorporation or By-laws or any agreement to which MS is a party or is bound.

                  (c) The stock register of MS accurately records: (i) the name and address of each Person owning shares of capital stock of MS and (ii) the certificate number of each certificate evidencing shares of capital stock issued by MS, the number of shares evidenced by each such certificate, the date of issuance thereof and, in the case of cancellation, the date of cancellation.

                  SECTION 3.03. Subsidiaries. (a) Section 3.03(a) of the Disclosure Schedules sets forth a true and complete list of all MS Subsidiaries, listing for each MS Subsidiary its name, type of entity, the jurisdiction and date of its incorporation or organization, its authorized capital stock, partnership capital or equivalent, the number and type of its issued and outstanding shares of capital stock, partnership interests or similar ownership interests and the current ownership of such shares, partnership interests or similar ownership interests.

                  (b) Other than the MS Subsidiaries, there are no other corporations, limited liability company, partnerships, associations or other entities in which MS owns, of record or beneficially, any direct or indirect equity or other similar interest or any right (contingent or otherwise) to acquire the same. MS is not a member of (nor is any part of the Business conducted through) any partnership. Except as set forth in Section 3.03(b) of the Disclosure Schedules, MS is not a participant in any joint venture or similar arrangement.

                  (c) Each MS Subsidiary: (i) that is a corporation is duly organized and validly existing under the laws of its jurisdiction of incorporation, (ii) that is not a corporation is duly organized and validly existing under the laws of its jurisdiction of organization, (iii) has all necessary power and authority to own, operate or lease the properties and assets owned, operated or leased by such MS Subsidiary and to carry on its business as it has been and is currently conducted by such MS Subsidiary, and (iv) is duly licensed or qualified to do business and is in good standing in each jurisdiction in which the properties owned or leased by it or the operation of its business makes such licensing or qualification necessary.

                  (d) All the outstanding shares of capital stock of each MS Subsidiary are validly issued, fully paid, nonassessable and free of preemptive rights and are owned by MS, whether directly or indirectly, free and clear of all Encumbrances.

                  (e) There are no options, warrants, convertible securities, or other rights, agreements, arrangements or commitments of any character relating to the capital stock of any MS Subsidiary or obligating MS or any MS Subsidiary to issue or sell any shares of capital stock of, or any other interest in, MS or any MS Subsidiary.

                  (f) All corporate actions taken by each MS Subsidiary have been duly authorized and no MS Subsidiary has taken any action that in any respect conflicts with, constitutes a default under or results in a violation of any provision of its charter or by-laws (or similar organizational documents).

                  (g) No MS Subsidiary is a member of (nor is any part of its business conducted through) any partnership nor is any MS Subsidiary a participant in any joint venture or similar arrangement.

                  (h) Except for the Stockholders Agreement (on the date of this Agreement), the New Stockholders Agreement and the New Registration Rights Agreement ( after the Closing Date), there are no voting trusts, stockholder agreements, proxies or other agreements or understandings in effect with respect to the voting or transfer of any shares of capital stock of or any other interests in any MS Subsidiary.

                  (i) The stock register of each MS Subsidiary accurately records: (i) the name and address of each Person owning shares of capital stock of such MS Subsidiary and (ii) the certificate number of each certificate evidencing shares of capital stock issued by such MS Subsidiary, the number of shares evidenced each such certificate, the date of issuance thereof and, in the case of cancellation, the date of cancellation.

                  SECTION 3.04. Corporate Books and Records. The minute books of MS and the MS Subsidiaries contain accurate records of all meetings and accurately reflect all other actions taken by the stockholders, Boards of Directors and all committees of the Boards of Directors of MS and the MS Subsidiaries. Complete and accurate copies of all such minute books and of the stock register of MS and each MS Subsidiary have been provided or made available for inspection by MS to the Sellers for the period from August 1, 1996 to the date hereof.

                  SECTION 3.05. No Conflict. Assuming that all consents, approvals, authorizations and other actions described in Section 3.06 have been obtained and all filings and notifications listed in Section 3.05 and Section
3.06 of the Disclosure Schedules have been made, the execution, delivery and performance of this Agreement, the Promissory Notes, the New Stockholders Agreement and the New Registration Rights Agreement by MS do not (a) violate, conflict with or result in the breach of any provision of the charter or by-laws (or similar organizational documents) of MS or any MS Subsidiary, (b) conflict with or violate (or cause an event which could have a Material Adverse Effect as a result of) any Law or Governmental Order applicable to MS or any MS Subsidiary or any of their respective assets, properties or businesses, including, without limitation, the Business, or (c) conflict with, result in any breach of, constitute a material default (or event which, with the giving of notice or lapse of time, or both, would become a material default) under, require any consent under or give to others any rights of termination, amendment, acceleration, suspension, revocation or cancellation of, or result in the creation of any Encumbrance on any of the shares or on any of the assets or properties of MS or any MS Subsidiary pursuant to, any note, bond, mortgage or indenture, contract, agreement, lease, sublease, license, permit, franchise or other instrument or arrangement to which MS or any MS Subsidiary is a party or by which any of the shares or any of such assets or properties is bound or affected. MS specifically represents and warrants that, assuming that all consents, approvals, authorizations and other actions described in Section 3.06 have been obtained and all filings and notifications listed in Section 3.05 and
Section 3.06 of the Disclosure Schedules have been made, the execution, delivery and performance of this Agreement, the Promissory Notes, the New Stockholders Agreement and the New Registration Rights Agreement by MS and the consummation of the transactions contemplated hereby and thereby do not and will not (i) result in either (w) the redemption of the outstanding shares of MS Series A Preferred Stock, (x) the acceleration of the $35 million credit facility among Aetna Industries, MS, Aetna Holdings, Aetna Export Sales Corp. and NBD Bank, (y) the obligation for Aetna Industries to offer to purchase any of its 11 7/8% Senior Notes due 2006 (the "Aetna Notes") or the qualification of a "Change of Control" under the indenture of the Aetna Notes, or (z) the mandatory redemption of the 11% junior subordinated notes due 2007 issued by Aetna Holdings nor (ii) result in any increase of the interest rate of these financings.

                  SECTION 3.06. Governmental Consents and Approvals. The execution, delivery and performance of this Agreement, the New Stockholders Agreement and the New Registration Rights Agreement by MS do not and will not require any consent, approval, authorization or other order of, action by, filing with or notification to any Governmental Authority, except for a filing with the French Treasury pursuant to regulations on foreign investment in France.

                  SECTION 3.07. Financial Information, Books and Records, Securities Reports. (a) True and complete copies of the audited consolidated balance sheet of MS and Aetna Industries for each of the three fiscal years ended as of December 31, 1996, and December 31, 1997 and the related audited consolidated statements of income, retained earnings, stockholders equity and changes in financial position of MS and Aetna Industries, together with all related notes and schedules thereto, accompanied by the reports thereon of MS and Aetna Industries' accountants (collectively referred to herein as the "Financial Statements") have been delivered by MS to the Sellers' Representative and are attached hereto under Section 3.07(a) of the Disclosure Schedules. The Financial Statements (i) were prepared in accordance with the books of account and other financial records of MS and each of the MS Subsidiaries, (ii) present fairly the consolidated financial condition and results of operations of MS and each of the MS Subsidiaries as of the dates thereof or for the periods covered thereby, (iii) have been prepared in accordance with U.S. GAAP applied on a basis consistent with the past practices of MS and each of the MS Subsidiaries (except as may be otherwise indicated in the notes thereto) and (iv) include all adjustments that are necessary for a fair presentation of the consolidated financial condition of MS and the MS Subsidiaries and the results of the operations of MS and the MS Subsidiaries as of the dates thereof or for the periods covered thereby. The Form 10-K405 of MS, Aetna Holdings and Aetna Industries for the fiscal year ended December 28, 1997, does not contain any information that reflects a breach of a covenant under the indenture of the Aetna Notes or in the NBD Credit Agreement of Aetna Industries dated May 2, 1996, as amended.

                  (b) The books of account and other financial records of MS and the MS Subsidiaries: (i) reflect all items of income and expense and all assets and Liabilities required to be reflected therein in accordance with U.S. GAAP applied on a basis consistent with the past practices of MS and the MS Subsidiaries, respectively, (ii) are in all material respects complete and correct, and do not contain or reflect any material inaccuracies or discrepancies and (iii) have been maintained in accordance with good business and accounting practices.

                  (c) Since August 1, 1996, Aetna Industries and MS have filed
(x) all forms, reports, statements and other documents required to be filed with
(A) the SEC including, without limitation, (i) all annual reports on Form 10-K,
(ii) all quarterly reports on Form 10-Q and (iii) all amendments and supplements thereto, and (B) any other applicable state securities authorities, and (y) all forms, reports, statements and other documents required to be filed with any other applicable federal or state regulatory authorities (all such reports in clauses (x) and (y) being the "Aetna Reports"). The Aetna Reports, including all Aetna Reports filed after the date of this Agreement and prior to the Closing Date, (x) were or will be prepared in all material respects in accordance with the requirements of applicable Law and (y) did not at the time they were filed, or will not at the time they are filed, contain any untrue statement of a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Since June 30, 1997, there have been no events or circumstances relating to MS, any MS Subsidiary or the Business that would require the filing of any report on Form 8-K, other than any events after the date hereof and prior to the Closing as to which MS and Aetna Industries shall have filed with the SEC and delivered to the Sellers' Representative, a copy of such report on Form 8-K.

                  SECTION 3.08. No Undisclosed Liabilities. There are no Liabilities of MS or any MS Subsidiary, other than Liabilities (i) reflected or reserved against on the MS Reference Balance Sheet, or (ii) disclosed in Section
3.08 of the Disclosure Schedules or (iii) incurred since the date of the MS Reference Balance Sheet in the ordinary course of the business, consistent with the past practice, of MS and the MS Subsidiaries and which, taken together, do not and would not reasonably be expected to have a Material Adverse Effect. Reserves are reflected on the MS Reference Balance Sheet against all Liabilities of MS and the MS Subsidiaries in amounts that have been established on a basis consistent with the past practices of MS and the MS Subsidiaries and in accordance with U.S. GAAP.

                  SECTION 3.09. Conduct in the Ordinary Course; Absence of Certain Changes, Events and Conditions. Since the date of the MS Reference Balance Sheet, except as disclosed in Section 3.09 of the Disclosure Schedules, the business of MS and the MS Subsidiaries has been conducted in the ordinary course and consistent with past practice. As amplification and not limitation of the foregoing, except as disclosed in Section 3.09 of the Disclosure Schedules, since the date of the MS Reference Balance Sheet, neither MS nor any MS Subsidiary has:

                  (i) permitted or allowed any of the assets or properties (whether tangible or intangible) of MS or any MS Subsidiary to be subjected to any Encumbrance, other than Permitted Encumbrances and Encumbrances that will be released at or prior to the Closing;

                  (ii) except in the ordinary course of business consistent with past practice, discharged or otherwise obtained the release of any Encumbrance or paid or otherwise discharged any Liability, other than current liabilities reflected on the MS Reference Balance Sheet and current liabilities incurred in the ordinary course of business consistent with past practice since the date of the MS Reference Balance Sheet;

                  (iii) made any loan to, guaranteed any Indebtedness of or otherwise incurred any Indebtedness on behalf of any Person;

                  (iv) redeemed any of the capital stock or declared, made or paid any dividends or distributions (whether in cash, securities or other property) to the holders of capital stock of MS or any MS Subsidiary or otherwise, other than dividends, distributions and redemptions declared, made or paid by any MS Subsidiary solely to MS;

                  (v) sold, transferred, leased, subleased, licensed or otherwise disposed of any properties or assets, real, personal or mixed (including, without limitation, leasehold interests and intangible assets), other than the sale of Inventories in the ordinary course of business consistent with past practice;

                  (vi) issued or sold any capital stock, notes, bonds or other securities, or any option, warrant or other right to acquire the same, of, or any other interest in, MS or any MS Subsidiary;

                  (vii) entered into any agreement, arrangement or transaction with any of its directors, officers, employees or shareholders (or with any relative, beneficiary, spouse or Affiliate of such Person);

                  (viii) made any change in any method of accounting or accounting practice or policy used by MS or any MS Subsidiary, other than such changes required by U.S. GAAP or disclosed in Section 3.09 of the Disclosure Schedules;

                  (ix) allowed any Permit or Environmental Permit that was issued or relates to MS or any MS Subsidiary or otherwise relates to any Asset to lapse or terminate or failed to renew any such Permit or Environmental Permit or any insurance policy that is scheduled to terminate or expire within 45 calendar days of the Closing Date;

                  (x) incurred any Indebtedness, in excess of $50,000 individually or $250,000 in the aggregate;

                  (xi) amended or restated the Certificate of Incorporation or the By-laws (or other organizational documents) of MS or any MS Subsidiary, except as expressly provided for under this Agreement;

                  (xii) suffered any casualty loss or damage with respect to any of their assets which in the aggregate have a replacement cost of more than $50,000, whether or not such loss or damage shall have been covered by insurance;

                  (xiii) suffered any Material Adverse Effect; or

                  (xiv) agreed, whether in writing or otherwise, to take any of the actions specified in this Section 3.09 or granted any options to purchase, rights of first refusal, rights of first offer or any other similar rights or commitments with respect to any of the actions specified in this Section 3.09, except as expressly contemplated by this Agreement.

                  SECTION 3.10. Litigation. Except as set forth in Section 3.10 of the Disclosure Schedules (which, with respect to each Action disclosed therein, sets forth: the parties, nature of the proceeding, date and method commenced, amount of damages or other relief sought and, if applicable, paid or granted), there are no Actions by or against MS or any MS Subsidiary, or affecting any of their Assets, pending before any Governmental Authority (or, to the best knowledge of MS after due inquiry, threatened to be brought by or before any Governmental Authority). None of the matters disclosed in Section
3.10 of the Disclosure Schedules has or has had a Material Adverse Effect or would reasonably be expected to affect the legality, validity or enforceability of this Agreement or the New Stockholders Agreement or the New Registration Rights Agreement or the consummation of the transactions contemplated hereby and thereby. Except as set forth in Section 3.10 of the Disclosure Schedules, neither MS nor the MS Subsidiaries is subject to any Governmental Order (nor, to the best knowledge of MS after due inquiry, are there any such Governmental Orders threatened to be imposed by any Governmental Authority) which has or has had a Material Adverse Effect.

                  SECTION 3.11. Certain Interests. (a) Except as disclosed in
Section 3.11(a) of the Disclosure Schedules, no officer or director of MS or any MS Subsidiary, and no relative or spouse (or relative of such spouse) who resides with, or is a dependent of, any such officer or director:

                  (i) owns, directly or indirectly, in whole or in part, or has any other interest in any tangible or intangible property which MS or any MS Subsidiary uses in the conduct of the Business or otherwise; or

                  (ii) has outstanding any Indebtedness to MS or any MS Subsidiary.

                  (b) Except as disclosed in Section 3.11(b) of the Disclosure Schedules, neither MS nor any MS Subsidiary has any Liability or any other obligation of any nature whatsoever to any officer or director of MS or any MS Subsidiary or to any relative or spouse (or relative of such spouse) who resides with, or is a dependent of, any such officer or director.

                  SECTION 3.12. Compliance with Laws. MS and the MS Subsidiaries have each conducted the Business, in all material respects, in accordance with all Laws and Governmental Orders applicable, to the knowledge of MS, to MS or any MS Subsidiary or any of their respective assets or properties or the Business, and neither MS nor any MS Subsidiary is in violation of any such Law or Governmental Order, which would result in a Material Adverse Effect.

                  SECTION 3.13. Environmental and Other Permits and Licenses; Related Matters. (a) Except as disclosed in Section 3.13(a)(i) of the Disclosure Schedules, and except as would not reasonably be expected to result in a Material Adverse Effect, MS and the MS Subsidiaries currently hold and are in compliance with, all the health and safety and other permits, licenses, authorizations, certificates, exemptions and approvals of Governmental Authorities (collectively, "Permits"), including, without limitation, Environmental Permits, necessary or proper for the current use, occupancy and operation of each Asset of MS and the MS Subsidiaries and the conduct of the Business, and all such Permits are in full force and effect. Except as disclosed in Section 3.13(a)(ii) of the Disclosure Schedules, and except as would not reasonably be expected to result in a Material Adverse Effect, there is no existing practice, action or activity of MS or any MS Subsidiary and no existing condition of the assets of MS or any MS Subsidiary or the Business which would reasonably be expected to give rise to any civil or criminal Liability under, or violate or prevent compliance with, any health or occupational safety or other applicable Law. Except as disclosed in Section 3.13(a)(iii) of the Disclosure Schedules, neither MS nor any MS Subsidiary has received any notice from any Governmental Authority revoking, canceling, rescinding, materially modifying or refusing to renew any Permit or providing written notice of violations under any Law. To the knowledge of MS, Section 3.13(a)(iv) of the Disclosure Schedules identifies all Permits that are nontransferable or which will require the consent of any Governmental Authority in the event of the consummation of the transactions contemplated by this Agreement.

                  (b) Except as disclosed in Section 3.13(b) of the Disclosure Schedules, and except as would not reasonably be expected to result in a Material Adverse Effect, (i) Hazardous Materials have not been generated, used, treated, handled or stored on, or transported to or from, or Released on any Real Property or on any property formerly owned, leased or occupied by MS or any MS Subsidiaries; (ii) MS and the MS Subsidiaries have disposed of all Hazardous Materials, in compliance with all applicable Environmental Laws and Environmental Permits; (iii) there are no pending or, to the knowledge of MS, threatened Environmental Claims against MS, any MS Subsidiary, or any Real Property; (iv) no Real Property is listed or proposed for listing on the National Priorities List under CERCLA or on the CERCLIS or any analogous state list of sites requiring investigation or cleanup; and (v) neither MS nor any MS Subsidiary has received notice that it transported or arranged for the transportation of any Hazardous Materials to any location that is listed or proposed for listing on the National Priorities List under CERCLA or on the CERCLIS or any analogous state list or which is the subject of any Environmental Claim.

                  (c) Except as disclosed in Section 3.13(c) of the Disclosure Schedules and except as would not reasonably be expected to result in a Material Adverse Effect, there are no circumstances with respect to any Real Property or other Asset or the operation of the Business which could reasonably be anticipated (i) to form the basis of an Environmental Claim against MS, any MS Subsidiary or any Real Property or Asset or (ii) to cause such Real Property or Asset to be subject to any restrictions on ownership, occupancy, use or transferability under any applicable Environmental Law.

                  (d) Except as disclosed in Section 3.13(d) of the Disclosure Schedules, there are not now and never have been any USTs located on any Real Property.

                  SECTION 3.14. Material Contracts. (a) Section 3.14(a) of the Disclosure Schedules lists each of the following contracts and agreements (including, without limitation, oral and informal arrangements) of MS and the MS Subsidiaries (such contracts and agreements, together with all contracts, agreements, leases and subleases concerning the management or operation of any Real Property listed or otherwise disclosed in Section 3.15(a) or 3.15(b) of the Disclosure Schedules to which MS or any MS Subsidiary is a party and all agreements relating to Intellectual Property set forth in Section 3.14(a) of the Disclosure Schedules, being "Material Contracts"):

                  (i) each contract and agreement for the purchase of Inventory, spare parts, other materials or personal property with any supplier or for the furnishing of services to MS, any MS Subsidiary or otherwise related to the Business under the terms of which MS or any MS
         Subsidiary: (A) is likely to pay or otherwise give consideration of more than $50,000 in the aggregate during the calendar year to be ended on December 31, 1998, (B) is likely to pay or otherwise give consideration of more than $100,000 in the aggregate over the remaining term of such contract or (C) cannot be cancelled by MS or such MS
         Subsidiary without penalty or further payment and without more than 30 days' notice;

                  (ii) each contract and agreement for the sale of Inventory or other personal property or for the furnishing of services by MS or any MS Subsidiary which: (A) is likely to involve consideration of more than $50,000 in the aggregate during the calendar year ended December 31, 1998, (B) is likely to involve consideration of more than $100,000 in the aggregate over the remaining term of the contract or (C) cannot be cancelled by MS or such MS Subsidiary without penalty or further payment and without more than 30 days' notice;

                  (iii) all broker, distributor, dealer, manufacturer's representative, franchise, agency, sales promotion, market research, marketing consulting and advertising contracts and agreements to which MS or any MS Subsidiary is a party;

                  (iv) all management contracts and contracts with independent contractors or consultants (or similar arrangements) to which MS or any MS Subsidiary is a party and which are not cancellable without penalty or further payment and without more than 30 days' notice;

                  (v) all contracts and agreements relating to Indebtedness of MS or any MS Subsidiary;

                  (vi) all contracts and agreements with any Governmental Authority to which MS or any MS Subsidiary is a party;

                  (vii) all contracts and agreements that limit or purport to limit the ability of MS or any MS Subsidiary to compete in any line of business or with any Person or in any geographic area or during any period of time;

                  (viii) all contracts and agreements between or among MS, any MS Subsidiary and any Affiliate of MS or any MS Subsidiary;

                  (ix) all contracts and agreements providing for benefits under any Plan; and

                  (x) all other contracts and agreements whether or not made in the ordinary course of business, which are material to MS, any MS Subsidiary or the conduct of the Business or the absence of which would have a Material Adverse Effect.

                  For purposes of this Section 3.14 and Section 3.15, the term "lease" shall include any and all leases, subleases, sale/leaseback agreements or similar arrangements.

                  (b) Except as disclosed in Section 3.14(b) of the Disclosure Schedules, each Material Contract: (i) is valid and binding on the respective parties thereto and is in full force and effect and (ii) upon consummation of the transactions contemplated by this Agreement or the New Stockholders Agreement, shall continue in full force and effect without penalty or other material adverse consequence resulting from the transactions contemplated hereby and thereby. Neither MS nor any MS Subsidiary is in material breach of, or material default under, any Material Contract.

                  (c) Except as disclosed in Section 3.14(c) of the Disclosure Schedules, to the knowledge of MS, no other party to any Material Contract is in material breach thereof or material default thereunder.

                  (d) Except as disclosed in Section 3.14(d) of the Disclosure Schedules, there is no contract, agreement or other arrangement granting any Person any preferential right to purchase, other than in the ordinary course of business consistent with past practice, any of the properties or assets of MS or any MS Subsidiary.

                  SECTION 3.15. Real Property. (a) Section 3.15(a) of the Disclosure Schedules lists: (i) the street address of each parcel of Owned Real Property, (ii) the date on which each parcel of Owned Real Property was acquired, (iii) the current owner of each such parcel of Owned Real Property,
(iv) information relating to the recordation of the deed pursuant to which each such parcel of Owned Real Property was acquired and (v) the current use of each such parcel of Owned Real Property.

                  (b) Section 3.15(b) of the Disclosure Schedules lists: (i) the street address of each parcel of Leased Real Property, (ii) the identity of the lessor, lessee and current occupant (if different from lessee) of each such parcel of Leased Real Property, (iii) the term (referencing applicable renewal periods) and fixed or basic rental payment terms of the leases (and any subleases) pertaining to each such parcel of Leased Real Property and (iv) the current use of each such parcel of Leased Real Property.

                  (c) Except as described in Section 3.15(c) of the Disclosure Schedules, there is no violation of any Law relating to any of the Owned Real Property that would reasonably be expected to have a Material Adverse Effect. MS has made available to the Sellers (to the extent such copies are in MS' physical possession) true and complete copies of each deed for each parcel of Owned Real Property and, to the extent available, for each parcel of Leased Real Property and all the title insurance policies, title reports, surveys, certificates of occupancy, environmental reports and audits, appraisals and Permits relating to the Real Property, the operations of MS or any MS Subsidiary thereon or any other uses thereof. Subject to all applicable leases, either MS or a MS Subsidiary, as the case may be, is in peaceful and undisturbed possession of each parcel of Real Property and neither MS nor any MS Subsidiary has executed and delivered any contractual restrictions that preclude or materially restrict the ability to use the premises for the purposes for which they are currently being used. Except as set forth in Section 3.15(c) of the Disclosure Schedules, neither MS nor any MS Subsidiary has leased or subleased any parcel or any portion of any parcel of Real Property to any other Person, nor has MS or any MS Subsidiary assigned its interest under any lease or sublease listed in
Section 3.15(b) of the Disclosure Schedules to any third party.

                  (d) MS has, or has caused to be, delivered to the Sellers true and complete copies of all leases and subleases listed in Section 3.15(b) of the Disclosure Schedules. With respect to each of such leases and subleases:

                  (i) such lease or sublease represents the entire agreement between the respective landlord and tenant with respect to such property; and

                  (ii) except as otherwise disclosed in Section 3.15(b) of the Disclosure Schedules, with respect to each such lease or sublease: (A) neither MS nor any MS Subsidiary has received any notice of cancellation or termination under such lease or sublease and (B) neither MS nor any MS Subsidiary has received any notice of a breach or default under such lease or sublease, which breach or default has not been cured.

                  (e) There are no condemnation proceedings or eminent domain proceedings of any kind pending or, to the actual knowledge of MS (without investigation), threatened against the Owned Real Property.

                  (f) To the best knowledge of MS, all improvements on the Real Property constructed by or on behalf of MS or any MS Subsidiary were constructed in material compliance with all applicable Laws (including, but not limited to, any building, planning or zoning Laws) affecting such Real Property.

                  SECTION 3.16. Customers. Listed in Section 3.16 of the Disclosure Schedules are the names and addresses of the ten most significant customers (by revenue) of MS and the MS Subsidiaries for the twelve-month period ended December 31, 1997, and the amount for which each such customer was invoiced during such period. Except as disclosed in Section 3.16 of the Disclosure Schedules, neither MS nor any MS Subsidiary has received any notice that any significant customer of MS has ceased, or will cease, to use the products, equipment, goods or services of MS or any MS Subsidiary, or has substantially reduced, or will substantially reduce, the use of such products, equipment, goods or services at any time.

                  SECTION 3.17. Suppliers. Listed in Section 3.17 of the Disclosure Schedules are the names and addresses of each of the ten most significant suppliers of raw materials, supplies, merchandise and other goods for MS and the MS Subsidiaries for the twelve-month period ended December 31, 1997, and the amount for which each such supplier invoiced MS and the MS Subsidiaries during such period. Except as disclosed in Section 3.17 of the Disclosure Schedules, neither MS nor any MS Subsidiary has received any notice that any such supplier will not sell raw materials, supplies, merchandise and other goods to MS or any MS Subsidiary at any time after the

Closing Date on terms and conditions substantially similar to those used in its current sales to MS and the MS Subsidiaries, subject only to general and customary price increases.

                  SECTION 3.18. Employee Benefit Matters. (a) Plans and Material Documents. Section 3.18(a) of the Disclosure Schedules lists (i) all employee benefit plans (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) and all bonus, stock option, stock purchase, restricted stock, incentive, deferred compensation, retiree medical or life insurance, supplemental retirement, pension or severance plans and other welfare and benefit plans, programs or arrangements, and all employment, termination, severance or other contracts or agreements, whether legally enforceable or not, to which MS or any MS Subsidiary is a party, with respect to which MS or any MS Subsidiary has any obligation or which are maintained, contributed to or sponsored by MS or any MS Subsidiary for the benefit of any current or former employee, officer or director of MS or any MS Subsidiary, and
(ii) any contracts, arrangements or understandings between the Seller or any of its Affiliates and any employee of MS or of any MS Subsidiary, including, without limitation, any contracts, arrangements or understandings relating to a sale or merger of MS (collectively, the "Plans"). Each Plan is in writing and MS has furnished the Sellers with a complete and accurate copy of each Plan and a complete and accurate copy of each material document prepared in connection with each such Plan including, without limitation, (A) a copy of each trust or other funding arrangement, (B) each summary plan description and summary of material modifications, (C) the most recently filed Internal Revenue Service ("IRS") Form 5500, (D) the most recently received IRS determination letter for each such Plan, and (E) the most recently prepared actuarial report and financial statement in connection with each such Plan. Except as may be required pursuant to any collective bargaining agreement, neither MS nor any MS Subsidiary has any express or implied commitment, whether legally enforceable or not, (i) to create any other employee benefit plan, program or arrangement, (ii) to enter into any contract or agreement to provide compensation or benefits to any individual or
(iii) to modify, change or terminate any Plan, other than with respect to a modification, change or termination required by Law. Each of the following representations regarding the Plans is true, other than as disclosed in Section
3.18 of the Disclosures Schedules attached hereto.

                  (b) Absence of Certain Types of Plans. None of the Plans is a multiemployer plan (within the meaning of Section 3(37) or 4001(a)(3) of ERISA) (a "Multiemployer Plan") or a single employer pension plan (within the meaning of Section 4001(a)(15) of ERISA) for which MS or any MS Subsidiary could incur liability under Section 4063 or 4064 of ERISA (a "Multiple Employer Plan"). None of the Plans obligates MS or any MS Subsidiary to pay separation, severance, termination or similar-type benefits solely as a result of any transaction contemplated by this Agreement or as a result of a "change in control", within the meaning of such term under Section 280G of the Code, other than with respect to the vesting of stock options which will vest as a result of the transactions contemplated herein. None of the Plans provides for or promises retiree medical, disability or life insurance benefits to any current or former employee, officer or director of MS or any MS Subsidiary.

                  (c) Compliance with Applicable Law. Each Plan has been operated in all material respects in accordance with the requirements of all applicable Law, including, without limitation, ERISA and the Code, and all persons who participate in the operation of such Plans and, to the best knowledge of MS, all Plan "fiduciaries" (within the meaning of Section 3(21) of ERISA) have always acted in all material respects in accordance with the provisions of all applicable Law, including, without limitation, ERISA and the Code. MS and each MS Subsidiary has performed all material obligations required to be performed by it under, is not in any respect in default under or in violation of, and has no knowledge of any material default or violation by any party to, any Plan. No legal action, suit or claim is pending or threatened with respect to any Plan (other than claims for benefits in the ordinary course), no audit or investigation of any Plan is underway by the IRS, the Department of Labor or the Pension Benefit Guaranty Corporation and, to the best knowledge of MS, no fact or event exists that could give rise to any such action, suit, audit, investigation or claim.

                  (d) Qualification of Certain Plans. Each Plan which is intended to be qualified under Section 401(a) of the Code or Section 401(k) of the Code has received a favorable determination letter from the IRS that it is so qualified and each trust established in connection with any Plan which is intended to be exempt from federal income taxation under Section 501(a) of the Code has received a determination letter from the IRS that it is so exempt, and no fact or event has occurred to the best knowledge of MS since the date of such determination letter from the IRS to adversely affect the qualified status of any such Plan or the exempt status of any such trust. Each trust maintained or contributed to by MS or any MS Subsidiary which is intended to be qualified as a voluntary employees' beneficiary association and which is intended to be exempt from federal income taxation under Section 501(c)(9) of the Code has received a favorable determination letter from the IRS that it is so qualified and so exempt, and no fact or event has occurred to the best knowledge of MS since the date of such determination by the IRS to adversely affect such qualified or exempt status.

                  (e) Absence of Certain Liabilities and Events. There has been, to the best knowledge of MS, no prohibited transaction (within the meaning of Section 406 of ERISA or Section 4975 of the Code) with respect to any Plan. Neither MS nor any MS Subsidiary has incurred any material liability for any penalty or tax arising under Section 4971, 4972, 4980, 4980B or 6652 of the Code or any material liability under Section 502 of ERISA, and no fact or event exists which could give rise to any such liability. Neither MS nor any MS Subsidiary has incurred any material liability under, arising out of or by operation of Title IV of ERISA (other than liability for premiums to the Pension Benefit Guaranty Corporation arising in the ordinary course), including, without limitation, any such liability in connection with (i) the termination or reorganization of any employee benefit plan subject to Title IV of ERISA or (ii) the withdrawal from any Multiemployer Plan or Multiple Employer Plan, and no fact or event exists which could give rise to any such liability. No Plan had an accumulated funding deficiency (within the meaning of Section 302 of ERISA or Section 412 of the Code), whether or not waived, as of the most recently ended plan year of such Plan. None of the assets of MS or any MS Subsidiary is the subject of any lien arising under Section 302(f) of ERISA or Section 412(n) of the Code; neither MS nor any MS Subsidiary has been required to post any security under Section 307 of ERISA or Section 401(a)(29) of the Code; and no fact or event exists which could give rise to any such lien or requirement to post any such security. Except as set forth in Section 3.18(e) of the Disclosure Schedules, the consummation of the transactions contemplated by the Agreement will not (either alone or upon the occurrence of any additional or subsequent events) constitute an event under any Plan, trust, or loan that will or may result in any payment (whether of severance pay or otherwise), acceleration, forgiveness of indebtedness, vesting, distribution, increase in benefits or obligation to fund benefits with respect to any employee of MS or any MS Subsidiary.

                  (f) Plan Contributions and Funding. To the best knowledge of MS, all contributions, premiums or payments required to be made with respect to any Plan have been made on or before their due dates. All such contributions have been fully deducted for income tax purposes and no such deduction has been challenged or disallowed by any government entity and, to the best knowledge of MS, no fact or event exists which could give rise to any such challenge or disallowance. With respect to each Plan which is an "employee welfare benefit plan" within the meaning of Section 3(1) of ERISA, all material claims incurred (including claims incurred but not reported) by employees thereunder for which MS or any MS Subsidiary is, or will become, liable are (i) insured pursuant to a contract of insurance whereby the insurance company bears any risk of loss with respect to such claim, (ii) covered under a contract with a health maintenance organization (an "HMO") pursuant to which the HMO bears the liability for such claims; or (iii) reflected as a liability or accrued for in Section 3.18(f) of the Disclosure Schedules.

                  (g) WARN Act. To the extent presently applicable, MS and the MS Subsidiaries are in material compliance with the requirements of the Workers Adjustment and Retraining Notification Act ("WARN").

                  SECTION 3.19. Labor Matters. Except as set forth in Section
3.19 of the Disclosure Schedules,

                  (a) neither MS nor any MS Subsidiary is a party to any collective bargaining agreement or other labor union contract applicable to persons employed by MS or any MS Subsidiary and, to the best knowledge of MS, currently there are no organizational campaigns, petitions or other unionization activities seeking recognition of a collective bargaining unit which could affect MS or any MS Subsidiary;

                  (b) there are no controversies, strikes, slowdowns or work stoppages pending or, to the knowledge of MS, threatened between MS or any MS Subsidiary and any of their respective employees, and neither MS nor any MS Subsidiary has experienced any such controversy, strike, slowdown or work stoppage within the past three years;

                  (c) neither MS nor any MS Subsidiary has breached or otherwise failed to comply with the provisions of any collective bargaining or union contract and there are no grievances outstanding against MS or any MS Subsidiary under any such agreement or contract which could have a Material Adverse Effect;

                  (d) there are no unfair labor practice complaints pending or, to the knowledge of MS, threatened, against MS or any MS Subsidiary before the National Labor Relations Board or any other Governmental Authority or any current union representation questions involving employees of MS or any MS Subsidiary which could have a Material Adverse Effect;

                  (e) MS and each MS Subsidiary is currently in compliance with all applicable Laws relating to the employment of labor, including those related to wages, hours, collective bargaining and the payment and withholding of taxes and other sums as required by the appropriate Governmental Authority and has withheld and paid to the appropriate Governmental Authority or is holding for payment not yet due to such Governmental Authority all amounts required to be withheld from employees of MS or any MS Subsidiary and is not liable for any arrears of wages, taxes, penalties or other sums for failure to comply with any of the foregoing;

                  (f) MS and each MS Subsidiary has paid in full to all their respective employees or adequately accrued for in accordance with U.S. GAAP all wages, salaries, commissions, bonuses, benefits and other compensation due to or on behalf of such employees;

                  (g) to the knowledge of MS, there is no claim with respect to payment of wages, salary or overtime pay that has been asserted or is now pending or, to the best knowledge of MS, threatened before any Governmental Authority with respect to any Persons currently or formerly employed by MS or any MS Subsidiary;

                  (h) neither MS nor any MS Subsidiary is a party to, or otherwise bound by, any consent decree with any Governmental Authority relating to employees or employment practices;

                  (i) there is no charge or proceeding with respect to a violation of any occupational safety or health standards that has been asserted or is now pending or, to the best knowledge of MS, threatened with respect to MS or any MS Subsidiary; and

                  (j) to the knowledge of MS, there is no charge of discrimination in employment or employment practices, for any reason, including, without limitation, age, gender, race, religion or other legally protected category, which has been asserted or is now pending or, to the best knowledge of MS, threatened before the United States Equal Employment Opportunity Commission, or any other Governmental Authority in any jurisdiction in which MS or any MS Subsidiary has employed or currently employs any Person which would reasonably be expected to have a Material Adverse Effect.

                  SECTION 3.20. Key Employees. Section 3.20 of the Disclosure Schedules lists the name, place of employment, the current annual salary rates, bonuses, deferred or contingent compensation, pension, accrued vacation, "golden parachute" and other like benefits paid or payable (in cash or otherwise) in 1997, the date of employment and a description of position and job function of each current salaried employee, officer, director, consultant or agent of MS or any MS Subsidiary whose annual compensation exceeded $100,000.

                  SECTION 3.21. Taxes. (a) (i) All returns and reports in respect of Taxes required to be filed with respect to MS and each of its Subsidiaries have been timely filed; (ii) all Taxes owed by MS or any of its Subsidiaries, whether or not shown on such returns and reports due have been timely paid; (iii) all such returns and reports are true, correct and complete in all material respects; (iv) no adjustment relating to such returns and reports has been proposed formally or informally by any Tax authority; (v) there are no pending actions or proceedings for the assessment or collection of Taxes against MS or any MS Subsidiary; (vi) there are no Tax liens on any assets of MS or any MS Subsidiary; (vii) neither MS nor any of its Subsidiaries is a party to any agreements or arrangements that would result, separately or in the aggregate in the payment of any "excess parachute payments" within the meaning of Section 280G of the Code; (viii) no acceleration of the vesting schedule for any property that is substantially unvested within the meaning of the regulations under Section 83 of the Code will occur in connection with the transactions contemplated by this Agreement; (ix) neither MS nor any MS Subsidiary has been a United States real property holding corporation within the meaning of Section 897(c)(2) of the Code; and (x) neither MS nor any MS Subsidiary is subject to any accumulated earnings tax penalty or personal holding company tax.

                  (b) Except as disclosed in reasonable specificity in Section 3.21(b) of the Disclosure Schedules: (i) there are no outstanding waivers or agreements extending the statute of limitations for any period with respect to any Tax to which MS or any of its Subsidiaries may be subject; (ii) neither MS nor any MS Subsidiary presently has any income occurring in, or a change in accounting method made for, a period ending on or prior to the Closing Date which resulted from a deferred reporting of income from such transaction, or from such change in accounting method; (iii) there are no proposed reassessments of any property owned by MS or any MS Subsidiary or other proposals that could increase the amount of any Tax to which MS or any MS Subsidiary would be subject; and (iv) neither MS nor any MS Subsidiary is a party to any tax sharing, indemnification or allocation agreement.

                  (c) The balance sheet of MS provides for reserves and allowances adequate in amount to satisfy all Liabilities for Taxes relating to MS and the MS Subsidiaries for prior Tax periods (including partial Tax periods through the date hereof).

                  SECTION 3.22. Insurance. MS and the MS Subsidiaries have obtained and maintained in full force and effect insurance with responsible and reputable insurance companies or associations in such amounts, on such terms and covering such risks, including fire and other risks insured against by extended coverage, as is reasonably prudent, and each has maintained in full force and effect public liability insurance, insurance against claims for personal injury or death or property damage occurring in connection with the activities of MS or the MS Subsidiaries or any properties owned, occupied or controlled by MS or the MS Subsidiaries, in such amount as reasonably deemed necessary by MS.

                  SECTION 3.23. Full Disclosure. MS is not aware of any facts pertaining to MS, any MS Subsidiary or the Business that would render any of the representations and warranties of MS contained in this Article III inaccurate in any material respect.

                  SECTION 3.24. Brokers. No broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of MS.

                  SECTION 3.25. Stockholder Approvals. No other approval of the stockholders of MS is required for the completion of the transactions contemplated herein, in the New Stockholders Agreement and in the New Registration Rights Agreement than the approval of: (i) this Agreement; (ii) the New Stockholders Agreement; (iii) the Amended and Restated Certificate of Incorporation of MS, substantially in the form attached hereto (together, the "MS Stockholder Approvals").

                  SECTION 3.26. State Takeover Statute. The Board of Directors of MS has taken all actions necessary under the Delaware General Corporation Law (the "DGCL"), including approving the issuance of new shares of MS and the other transactions contemplated in this Agreement to ensure that the restrictions on business combinations set forth in Section 203 of the DGCL do not or will not apply to the issuance of new shares of MS or any of the transactions contemplated by this Agreement.

                                  ARTICLE IV-A

                     REPRESENTATIONS AND WARRANTIES OF CIBA


                  As an inducement to MS to enter into this Agreement, CIBA hereby represents and warrants to MS as follows:

                  SECTION 4.A.01. Organization of CIBA. CIBA is a French societe anonyme duly organized, validly existing and in good standing under the laws of France and has all necessary power and authority to enter into this Agreement to carry out its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by CIBA, the performance by CIBA of its obligations hereunder and the consummation by CIBA of the transactions contemplated hereby have been duly authorized by all requisite action on the part of CIBA. This Agreement has been duly executed and delivered by CIBA and (assuming due authorization, execution and delivery by all other parties hereto) this Agreement constitutes a legal, valid and binding obligation of CIBA enforceable against CIBA in accordance with its terms. All corporate actions taken by CIBA have been duly authorized, and CIBA has not taken any action that in any material respect conflicts with, constitutes a default under, or results in a violation of any provision of its statuts.

                  SECTION 4.A.02. No Conflict. Assuming that all consents, approvals, authorizations and other actions described in Section 4.A.03 have been obtained and all filings and notifications listed in Section 4.A.03 have been made, the execution, delivery and performance of this Agreement by CIBA do not and will not (a) violate, conflict with or result in the breach of any provision of the charter or by-laws (or similar organizational documents) of CIBA, (b) conflict with or violate any Law or Governmental Order applicable to CIBA, or (c) conflict with, result in any breach of, constitute a default (or event which with the giving of notice or lapse of time, or both, would become a default) under any contract to which CIBA is a party which would have a Material Adverse Effect on the ability of CIBA to consummate the transactions contemplated by this Agreement or the New Stockholders Agreement or the New Registration Rights Agreement.

                  SECTION 4.A.03. Governmental Consents and Approvals. The execution, delivery and performance of this Agreement by CIBA do not and will not require any consent, approval, authorization or other order of, action by, filing with or notification to any Governmental Authority.

                  SECTION 4.A.04. Capital Stock of CIBA. (a) The share capital of CIBA consists of one class of 19,100 shares, each share having a par value of FF 100. The CIBA Shares constitute 100% of the issued and outstanding capital stock of CIBA. The CIBA Shares have been duly authorized and validly issued and are fully paid and non-assessable. CIBA has no other shares or securities of any kind outstanding. None of the issued and outstanding shares of CIBA was issued in violation of any preemptive rights. There are no options, warrants, convertible securities or other rights, agreements, arrangements or commitments of any character relating to the capital stock of CIBA or obligating CIBA to issue or sell any shares of capital stock of, or any other interest in, CIBA. There are no outstanding contractual obligations of CIBA to repurchase, redeem or otherwise acquire any shares of CIBA or to provide funds to, or make any investment (in the form of a loan, capital contribution or otherwise) in, any other Person. The outstanding shares of CIBA referred to in this section are free and clear of all Encumbrances.

                  (b) The stock register of CIBA accurately records: (i) the name and address of each Person owning shares of capital stock of CIBA and (ii) the certificate number of each certificate evidencing shares of capital stock issued by CIBA, the number of shares evidenced by each such certificate, the date of issuance thereof and, in the case of cancellation, the date of cancellation.

                  SECTION 4.A.05. Ownership of the CIBA Shares. (a) Section 4.A.05(a) of the Disclosure Schedules sets out the capital ownership of CIBA.

                  (b) Upon consummation of the transactions contemplated by this Agreement, MS will own all the issued and outstanding capital stock of CIBA. There are no voting trusts, stockholders agreements, proxies or other agreements or undertakings in effect with respect to the voting or transfer of the CIBA Shares.

                  SECTION 4.A.06. Financial Information, Books and Records. (a) True and complete copies of the CIBA Reference Balance Sheet have been delivered to MS by CIBA and are attached hereto under Section 4.A.06 of the Disclosure Schedules. The CIBA Reference Balance Sheet (i) was prepared in accordance with the books of account and other financial records of CIBA, (ii) present fairly the financial condition and results of operations of CIBA as of the date thereof or for the period covered thereby, (iii) has been prepared in accordance with French GAAP applied on a basis consistent with the past practices of CIBA and
(iv) include all adjustments (consisting only of normal recurring accruals) that are necessary for a fair presentation of the financial condition of CIBA and the results of the operations of CIBA as of the dates thereof or for the periods covered thereby.

                  (b) The books of account and other financial records of CIBA:
(i) reflect all items of income and expense and all assets and Liabilities required to be reflected therein in accordance with French GAAP applied on a basis consistent with the past practices of CIBA, (ii) are in all material respects complete and correct, and do not contain or reflect any material inaccuracies or discrepancies and (iii) have been maintained in accordance with good business and accounting practices.

                  SECTION 4.A.07. No Undisclosed Liabilities. There are no Liabilities of CIBA, other than Liabilities (i) reflected or reserved against on the CIBA Reference Balance Sheet, or (ii) incurred since the date of the CIBA Reference Balance Sheet in the ordinary course of the business, consistent with the past practice, of CIBA, and which do not and could not have a Material Adverse Effect. Reserves are reflected on the CIBA Reference Balance Sheet against all Liabilities of CIBA in amounts that have been established on a basis consistent with the past practices of CIBA and in accordance with French GAAP.

                  SECTION 4.A.08. Conduct in the Ordinary Course; Absence of Certain Changes, Events and Conditions. Since the date of the CIBA Reference Balance Sheet, except as disclosed in Section 4.A.08 of the Disclosure Schedules, the business of CIBA has been conducted in the ordinary course and consistent with past practice. As amplification and not limitation of the foregoing, except as disclosed in Section 4.A.08 of the Disclosure Schedules, since the date of the CIBA Reference Balance Sheet, CIBA has not:

                  (i) permitted or allowed any of the assets or properties (whether tangible or intangible) of CIBA to be subjected to any Encumbrance, other than Permitted Encumbrances and Encumbrances that will be released at or prior to the Closing;

                  (ii) except in the ordinary course of business consistent with past practice, discharged or otherwise obtained the release of any Encumbrance or paid or otherwise discharged any Liability, other than current liabilities reflected on the CIBA Reference Balance

         Sheet and current liabilities incurred in the ordinary course of business consistent with past practice since the date of the CIBA Reference Balance Sheet;

                  (iii) made any loan to, guaranteed any Indebtedness of or otherwise incurred any Indebtedness on behalf of any Person;

                  (iv) redeemed any of the capital stock or declared, made or paid any dividends or distributions (whether in cash, securities or other property) to the holders of capital stock of CIBA or otherwise, other than dividends, distributions and redemptions declared, made or paid by CIBA.

                  (v)      disposed of any properties or assets;

                  (vi) issued or sold any capital stock, notes, bonds or other securities, or any option, warrant or other right to acquire the same, of, or any other interest in, CIBA;

                  (vii) entered into any agreement, arrangement or transaction with any of its directors, officers, employees or shareholders (or with any relative, beneficiary, spouse or Affiliate of such Person);

                  (viii) made any change in any method of accounting or accounting practice or policy used by CIBA, other than such changes required by French GAAP or disclosed in Section 4.A.08 of the Disclosure Schedules;

                  (ix) incurred any Indebtedness, in excess of $50,000 individually or $250,000 in the aggregate;

                  (x) amended or restated the Certificate of Incorporation or the By-laws (or other organizational documents) of CIBA;

                  (xi) suffered any casualty loss or damage with respect to any of their assets which in the aggregate have a replacement cost of more than $50,000, whether or not such loss or damage shall have been covered by insurance;

                  (xii)    suffered any Material Adverse Effect; or

                  (xiii) agreed, whether in writing or otherwise, to take any of the actions specified in this Section 4.A.08 or granted any options to purchase, rights of first refusal, rights of first offer or any other similar rights or commitments with respect to any of the actions specified in this Section 4.A.08, except as expressly contemplated by this Agreement.

                  SECTION 4.A.09. Litigation. There are no Actions by or against CIBA or any of its assets or properties, pending before any Governmental Authority (or, to the best knowledge of CIBA after due inquiry, threatened to be brought by or before any Governmental Authority).

                  SECTION 4.A.10. Compliance with Laws. CIBA has conducted its business in accordance with all Laws and Governmental Orders applicable to it or any of its assets or properties, and to the best of its knowledge CIBA is not in violation of any such Law or Governmental Order.

                  SECTION 4.A.11. Absence of Activities. CIBA has no activities except for holding shares in BDHI.

                  SECTION 4.A.12. Subsidiaries. CIBA has no other subsidiary than BDHI.

                  SECTION 4.A.13. Corporate Books and Records. The minute books of CIBA contain accurate records of all meetings and accurately reflect all other actions taken by the stockholders, Boards of Directors and all committees of the Boards of Directors of CIBA.

                  SECTION 4.A.14. Brokers. No broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission from CIBA in connection with this Agreement and the transactions contemplated therein.

                  SECTION 4.A.15. Taxes. (a) (i) All returns and reports in respect of Taxes required to be filed with respect to CIBA have been timely filed; (ii) all Taxes owed by CIBA whether or not shown on such returns and reports or otherwise due have been timely paid; (iii) all such returns and reports are true, correct and complete in all material respects; (iv) no adjustment relating to such returns and reports has been proposed formally or informally by any Tax authority; (v) there are no pending actions or proceedings for the assessment or collection of Taxes against CIBA; (vi) there are no Tax liens on any assets of CIBA; and (vii) CIBA is not subject to any accumulated earnings tax penalty or personal holding company tax.

                  (b) Except as disclosed in reasonable specificity in Section 4.A.15(b) of the Disclosure Schedules: (i) there are no outstanding waivers or agreements extending the statute of limitations for any period with respect to any Tax to which CIBA may be subject; (ii) CIBA presently does not have any income occurring in, or a change in accounting method made for, a period ending on or prior to the Closing Date which resulted from a deferred reporting of income from such transaction, or from such change in accounting method; (iii) there are no proposed reassessments of any property owned by CIBA or other proposals that could increase the amount of any Tax to which CIBA would be subject; and (iv) CIBA is not a party to any tax sharing, indemnification or allocation agreement.

                  (c) The CIBA Reference Balance Sheet provides for reserves and allowances adequate in amount to satisfy all Liabilities for Taxes relating to CIBA for prior tax periods (including partial tax periods through the date hereof).

                  (d) CIBA is not, and at no time has been, engaged in the conduct of a trade or business within the United States within the meaning of
Section 864(b) and Section 882(a) of the Code, or treated as or considered to be so engaged under Section 882(d) or Section 897 of the Code or otherwise.

                  SECTION 4.A.16. Full Disclosure. CIBA is not aware of any facts pertaining to CIBA that would render any of the representations and warranties of MS contained in this Article IV-A inaccurate in any material respect.

                  SECTION 4.A.17. Title to the Shares Owned by CIBA in BDHI. CIBA owns its shares of BDHI free and clear of any and all Encumbrances.

                  SECTION 4.A.18. Stockholders Approval. No approval of the Board of Directors or the stockholders of CIBA is required for the completion of the transactions contemplated herein, in the New Stockholders Agreement or in the New Registration Rights Agreement, except for the approval of MS as new shareholder of CIBA by the Board of Directors of CIBA.


                                  ARTICLE IV-B

           REPRESENTATIONS AND WARRANTIES OF THE BARGE FAMILY AND CEFI

                  As an inducement to MS to enter into this Agreement, each of the members of the Barge Family and CEFI hereby represents and warrants for itself only, but not for the others, to MS as follows:

                  SECTION 4.B.01. Authority and Qualification of the Barge Family and CEFI. CEFI is a Luxembourg societe de participations financiere, duly organised and validly existing under the laws of Luxembourg, and it, along with each of the members of the Barge Family, has all necessary power and authority to enter into this Agreement, and CEFI has all necessary power and authority to enter into the New Stockholders Agreement and the New Registration Rights Agreement, to carry out their respective obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement, the New Stockholders Agreement and the New Registration Rights Agreement by CEFI and, with respect to this Agreement only, the Barge Family, the performance by the Barge Family and CEFI of their obligations hereunder and thereunder and the consummation by the Barge Family and CEFI of the transactions contemplated hereby and thereby have been duly authorized by all requisite action on the part of the Barge Family and CEFI. This Agreement has been, and upon their execution the New

Stockholders Agreement and the New Registration Rights Agreement shall have been, duly executed and delivered by each of the members of the Barge Family and CEFI, as applicable, and (assuming due authorization, execution and delivery by all other parties hereto) this Agreement constitutes, and upon their execution the New Stockholders Agreement and the New Registration Rights Agreement shall constitute, legal, valid and binding obligations of each of the members of the Barge Family and CEFI, as applicable, enforceable against each of the members of the Barge Family and CEFI, as applicable, in accordance with their terms. All corporate actions taken by the Barge Family and CEFI have been duly authorized, and CEFI has not taken any action that in any material respect conflicts with, constitutes a default under or results in a violation of any provision of its statuts.

                  SECTION 4.B.02. No Conflict. The execution, delivery and performance of this Agreement by the Barge Family and CEFI and of the New Stockholders Agreement and the New Registration Rights Agreement by CEFI do not and will not (a) violate, conflict with or result in the breach of any provision of the charter or by-laws (or similar organizational documents) of CEFI, (b) conflict with or violate any Law or Governmental Order applicable to CEFI or any member of the Barge Family, or (c) conflict with, result in any breach of, constitute a default (or event which with the giving of notice or lapse of time, or both, would become a default) under any contract to which any member of the Barge Family or CEFI is a party which would have a Material Adverse Effect on the ability of any member of the Barge Family or CEFI to consummate the transactions contemplated by this Agreement or the New Stockholders Agreement or the New Registration Rights Agreement, as applicable.

                  SECTION 4.B.03. Governmental Consents and Approvals. The execution, delivery and performance of this Agreement by the Barge Family and CEFI and of the New Stockholders Agreement and the New Registration Rights Agreement by CEFI by the members of the Barge Family or CEFI do not and will not require any consent, approval, authorization or other order of, action by, filing with or notification to any Governmental Authority.

                  SECTION 4.B.04. Title to the Shares Owned by the Barge Family and CEFI in CIBA. Upon performance of this Agreement, the Barge Family and CEFI will have transferred to MS good title to the shares of CIBA owned by the Barge Family and CEFI, free and clear of any and all Encumbrances.

                  SECTION 4.B.05. Full Disclosure. Neither CEFI nor any member of the Barge Family is aware of any facts pertaining to themselves that would render any of their respective representations and warranties contained in this
Article IV-B inaccurate in any respect.

                  SECTION 4.B.06. Brokers. No broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of any member of the Barge Family or CEFI.

                  SECTION 4.B.07. Stockholders Approval. No approval of the Board of Directors or the stockholders of CEFI is required for the completion of the transactions contemplated herein, in the New Stockholders Agreement or in the New Registration Rights Agreement.



                                    ARTICLE V


              REPRESENTATIONS AND WARRANTIES OF EACH OF THE MEMBERS
                        OF THE DOMENECH FAMILY AND YACESE

                  As an inducement to MS to enter into this Agreement, each of the members of the Domenech Family and YACESE hereby represents and warrants for itself only, but not for the others, to MS as follows:

                  SECTION 5.01. Organization of YACESE, Authority and Qualification of the Domenech Family and YACESE. YACESE is a French societe anonyme duly organized, validly existing and in good standing under the laws of France and, along with each of the members of the Domenech Family, has all necessary power and authority to enter into this Agreement, has all necessary power and authority to enter into the New Stockholders Agreement and the New Registration Rights Agreement, to carry out their respective obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement by the Domenech Family and YACESE and of the New Stockholders Agreement and the New Registration Rights Agreement by YACESE, the performance by the Domenech Family and YACESE of their obligations hereunder and thereunder and the consummation by the Domenech Family and YACESE of the transactions contemplated hereby and thereby have been duly authorized by all requisite action on the part of the Domenech Family and YACESE. This Agreement has been, and upon their execution the New Stockholders Agreement and the New Registration Rights Agreement shall have been, duly executed and delivered by each of the members of the Domenech Family and YACESE, as applicable, and (assuming due authorization, execution and delivery by all other parties hereto) this Agreement constitutes, and upon their execution the New Stockholders Agreement and the New Registration Rights Agreement shall constitute, legal, valid and binding obligations of each of the members of the Domenech Family and YACESE, as applicable, enforceable against each of the members of the Domenech Family and YACESE, as applicable, in accordance with their terms. All corporate actions taken by the Domenech Family and YACESE have been duly authorized, and YACESE has not taken any action that in any material respect conflicts with, constitutes a default under or results in a violation of any provision of its statuts.

                  SECTION 5.02. No Conflict. The execution, delivery and performance of this Agreement by each member of the Domenech Family and YACESE and of the New Stockholders Agreement and the New Registration Rights Agreement by YACESE do not and will not (a) violate, conflict with or result in the breach of any provision of the charter or by-laws (or similar organizational documents) of YACESE, (b) conflict with or violate any Law or Governmental Order applicable to any member of the Domenech Family or YACESE, or (c) conflict with, result in any breach of, constitute a default (or event which, with the giving of notice or lapse of time, or both, would become a default) under any contract which any member of the Domenech Family or YACESE is a party which would have a Material Adverse Effect on the ability of any member of the Domenech Family or YACESE to consummate the transactions contemplated by this Agreement, the New Stockholders Agreement or the New , as applicable.

                  SECTION 5.03. Governmental Consents and Approvals. The execution, delivery and performance of this Agreement by the Domenech Family and YACESE and of the New Stockholders Agreement and the New by YACESE do not and will not require any consent, approval, authorization or other order of, action by, filing with or notification to any Governmental Authority.

                  SECTION 5.04. Title to the Shares Owned by the Domenech Family and YACESE in BDHI. Upon performance of this Agreement, the Domenech Family and YACESE will have transferred to MS good and valid title to their shares of BDHI Common Stock, free and clear of any and all Encumbrances.

                  SECTION 5.05. Full Disclosure. Neither YACESE nor any member of the Domenech Family and YACESE is aware of any facts pertaining to themselves that would render any of their respective representations and warranties contained in this Article V inaccurate in any material respect.

                  SECTION 5.06. Brokers. No broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of any member of the Domenech Family or YACESE.

                  SECTION 5.07. Stockholders Approval. No approval of the Board of Directors or stockholders of YACESE is required for the completion of the transactions contemplated herein, in the New Stockholders Agreement or in the New Registration Rights Agreement.

                                  ARTICLE VI-A


              REPRESENTATIONS AND WARRANTIES OF JRMH AND H.H.A.WAY

                  As an inducement to MS to enter into this Agreement, each of JRMH and H.H.A.WAY hereby represents and warrants, for itself, but not for the other, to MS as follows:

                  SECTION 6.A.01. Organization, Authority and Qualification of JRMH and H.H.A.WAY. JRMH and H.H.A.WAY are, respectively, a French societe civile and a French societe anonyme, and are duly organized, validly existing and in good standing under the laws of France and have all necessary power and authority to enter into this Agreement, and H.H.A. WAY has all necessary power and authority to enter into the New Stockholders Agreement and the New Registration Rights Agreement, to carry out their respective obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement by JRMH and H.H.A.WAY and of the New Stockholders Agreement and the New Registration Rights Agreement by H.H.A.WAY, the performance by JRMH and H.H.A.WAY of their obligations hereunder and thereunder and the consummation by JRMH and H.H.A.WAY of the transactions contemplated hereby and thereby have been duly authorized by all requisite action on the part of JRMH and H.H.A.WAY. This Agreement has been, and upon their execution the New Stockholders Agreement and the New Registration Rights Agreement shall have been, duly executed and delivered by JRMH and H.H.A.WAY and (assuming due authorization, execution and delivery by all other parties hereto and thereto) this Agreement constitutes, and upon their execution the New Stockholders Agreement and the New Registration Rights Agreement shall constitute, legal, valid and binding obligations of JRMH and H.H.A.WAY enforceable against JRMH and H.H.A.WAY in accordance with their terms All corporate actions taken by JRMH and H.H.A.WAY have been duly authorized, and JRMH and H.H.A.WAY have not taken any action that in any material respect conflicts with, constitutes a default under or results in a violation of any provision of their statuts.

                  SECTION 6.A.02. No Conflict. The execution, delivery and performance of this Agreement by JRMH and H.H.A.WAY and of the New Stockholders Agreement and the New Registration Rights Agreement by H.H.A.WAY do not and will not (a) violate, conflict with or result in the breach of any provision of the charter or by-laws (or similar organizational documents) of JRMH or H.H.A.WAY,
(b) conflict with or violate any Law or Governmental Order applicable to JRMH or H.H.A.WAY, or (c) conflict with, result in any breach of, constitute a default (or event which with the giving of notice or lapse of time, or both, would become a default) under any contract to which JRMH or H.H.A.WAY is a party which would have a Material Adverse Effect on the ability of JRMH or H.H.A.WAY to consummate the transactions contemplated by this Agreement, the New Stockholders Agreement or the New .

                  SECTION 6.A.03. Governmental Consents and Approvals. The execution, delivery and performance of this Agreement by JRMH and H.H.A.WAY and of the New Stockholders Agreement and the New by H.H.A.WAY do not and will not require any consent, approval, authorization or other order of, action by, filing with or notification to any Governmental Authority.

                  SECTION 6.A.04. Title to the Shares Owned by JRMH and H.H.A.WAY in BDHI. Upon performance of this Agreement, JRMH and H.H.A.WAY will have transferred to MS good and valid title to their shares of BDHI Common Stock, as indicated in Exhibit 4, free and clear of any and all Encumbrances.

                  SECTION 6.A.05. Full Disclosure. Neither JRMH nor H.H.A.WAY is aware of any facts pertaining to themselves that would render any of their respective representations and warranties contained in this Article VI-A inaccurate in any material respect.

                  SECTION 6.A.06. Brokers. No broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with this Agreement or the transactions contemplated herein from either JRMH or H.H.A. WAY.

                  SECTION 6.A07. Stockholders Approval. No approval of the members of JRMH or the Board of Directors or stockholders of H.H.A.WAY is required for the completion of the transactions contemplated herein, in the New Stockholders Agreement or in the New Registration Rights Agreement.


                                  ARTICLE VI-B

                     REPRESENTATIONS AND WARRANTIES OF BDHI

                  As an inducement to MS to enter into this Agreement, BDHI hereby represents and warrants to MS as follows:

                  SECTION 6.B.01. Organization, Authority and Qualification of BDHI. BDHI is a French societe anonyme duly organized, validly existing and in good standing under the laws of France and has all necessary power and authority to enter into this Agreement, to carry out its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by BDHI, the performance by BDHI of its obligations hereunder and the consummation by BDHI of the transactions contemplated hereby have been duly authorized by all requisite action on the part of BDHI. This Agreement has been duly executed and delivered by BDHI and (assuming due authorization, execution and delivery by all other parties hereto) this Agreement constitutes a legal, valid and binding obligation of BDHI enforceable against BDHI in accordance with its terms. All corporate actions taken by BDHI have been duly authorized, and BDHI has not taken any action that in any material respect conflicts with, constitutes a default under or results in a violation of any provision of its statuts.

                  SECTION 6.B.02. Capital Stock of BDHI; Ownership of the BDHI Shares. (a) The authorized capital stock of BDHI consists of 35,000 shares of Common Stock, par value FF 100 per share. The BDHI Shares, together with the shares of BDHI held by CIBA, constitute 100% of the issued and outstanding shares of BDHI. The BDHI Shares have been duly authorized and validly issued and are fully paid and non-assessable. BDHI has no other shares or securities of any kind outstanding.

                  None of the issued and outstanding shares of BDHI was issued in violation of any preemptive rights. Except for the stockholders agreement dated March 1, 1995, among BDHI and its current stockholders (the "BDHI Stockholders Agreement"), there are no options, warrants, convertible securities or other rights, agreements, arrangements or commitments of any character relating to the capital stock of BDHI or obligating BDHI to issue or sell any shares of capital stock of, or any other interest in, BDHI. There are no outstanding contractual obligations of BDHI to repurchase, redeem or otherwise acquire any shares of BDHI or to provide funds to, or make any investment (in the form of a loan, capital contribution or otherwise) in, any other Person. The outstanding shares of BDHI referred to in this section constitute all the issued and outstanding capital stock of BDHI and are owned of record and beneficially solely by the Persons set forth in Section 6.B.02(a) of the Disclosure Schedules free and clear of all Encumbrances.

                  (b) The stock register of BDHI accurately records: (i) the name and address of each Person owning shares of capital stock of BDHI and (ii) the certificate number of each certificate evidencing shares of capital stock issued by BDHI, the number of shares evidenced by each such certificate, the date of issuance thereof and, in the case of cancellation, the date of cancellation.

                  SECTION 6.B.03. No Conflict. Assuming that all consents, approvals, authorizations and other actions described in Section 6.B.03 of the Disclosure Schedules, have been obtained and all filings and notifications listed in Section 6.B.03 of the Disclosure Schedules, have been made, the execution, delivery and performance of this Agreement by BDHI do not and will not (a) violate, conflict with or result in the breach of any provision of the charter or by-laws (or similar organizational documents) of BDHI, (b) conflict with or violate any Law or Governmental Order applicable to BDHI, or (c) conflict with, result in any breach of, constitute a default (or event which, with the giving of notice or lapse of time, or both, would become a default) under, require any consent under or give to others any rights of termination, amendment, acceleration, suspension, revocation or cancellation of, or result in the creation of any Encumbrance on any of the shares or on any of the assets or properties of BDHI pursuant to, any note, bond, mortgage or indenture, contract, agreement, lease, sublease, license, permit, franchise or other .instrument or arrangement to which BDHI is a party or by which any of the shares or any of such assets or properties is bound or affected.

                  SECTION 6.B.04. Governmental Consents and Approvals. The execution, delivery and performance of this Agreement and the New Stockholders Agreement by BDHI do not and will not require any consent, approval, authorization or other order of, action by, filing with or notification to any Governmental Authority.

                  SECTION 6.B.05. Subsidiaries. BDHI has no other subsidiary than SOFEDIT.

                  SECTION 6.B.06. Corporate Books and Records. The minute books of BDHI contain accurate records of all meetings and accurately reflect all other actions taken by the stockholders, Board of Directors and all committees of the Board of Directors of BDHI. Complete and accurate copies of all such minute books and of the stock register of BDHI have been provided by BDHI to MS.

                  SECTION 6.B.07. Financial Information, Books and Records. (a) True and complete copies of BDHI Reference Balance Sheet have been delivered to MS by BDHI or its financial advisor and are attached hereto under Section 6.B.07 of the Disclosure Schedules. The BDHI Reference Sheet (i) was prepared in accordance with the books of account and other financial records of BDHI, (ii) present fairly the financial condition and results of operations of BDHI as of the date thereof or for the period covered thereby, (iii) has been prepared in accordance with French GAAP applied on a basis consistent with the past practices of BDHI and (iv) include all adjustments (consisting only of normal recurring accruals) that are necessary for a fair presentation of the financial condition of BDHI and the results of the operations of BDHI as of the date thereof or for the period covered thereby.

                  (b) The books of account and other financial records of BDHI:
(i) reflect all items of income and expense and all assets and Liabilities required to be reflected therein in accordance with French GAAP applied on a basis consistent with the past practices of BDHI, (ii) are in all material respects complete and correct, and do not contain or reflect any material inaccuracies or discrepancies and (iii) have been maintained in accordance with good business and accounting practices.

                  SECTION 6.B.08. No Undisclosed Liabilities. There are no Liabilities of BDHI, other than Liabilities (i) reflected or reserved against on the BDHI Reference Balance Sheet, or (ii) incurred since the date of the BDHI Reference Balance Sheet in the ordinary course of the business, consistent with the past practice, of BDHI, as applicable, and which do not and could not have a Material Adverse Effect. Reserves are reflected on the BDHI Reference Balance Sheet against all Liabilities of BDHI in amounts that have been established on a basis consistent with the past practices of BDHI and in accordance with French GAAP.

                  SECTION 6.B.09. Conduct in the Ordinary Course; Absence of Certain Changes, Events and Conditions. Since the date of the BDHI Reference Balance Sheet, the business of BDHI has been conducted in the ordinary course and consistent with past practice. As amplification and not limitation of the foregoing, except as disclosed in Section 6.B.09 of the Disclosure Schedules, since the date of the BDHI Reference Balance Sheet, BDHI has not:

                  (i) permitted or allowed any of the assets or properties (whether tangible or intangible) of BDHI to be subjected to any Encumbrance, other than Permitted Encumbrances and Encumbrances that will be released at or prior to the Closing;

                  (ii) except in the ordinary course of business consistent with past practice, discharged or otherwise obtained the release of any Encumbrance or paid or otherwise discharged any Liability, other than current liabilities reflected on the BDHI Reference Balance Sheet and current liabilities incurred in the ordinary course of business consistent with past practice since the date of the BDHI Reference Balance Sheet;

                  (iii) made any loan to, guaranteed any Indebtedness of or otherwise incurred any Indebtedness on behalf of any Person;

                  (iv) redeemed any of the capital stock or declared, made or paid any dividends or distributions (whether in cash, securities or other property) to the holders of capital stock of BDHI or otherwise, other than dividends, distributions and redemptions declared, made or paid by any of BDHI;

                  (v)    disposed of any properties or assets;

                  (vi) issued or sold any capital stock, notes, bonds or other securities, or any option, warrant or other right to acquire the same, of, or any other interest in, BDHI;

                  (vii) entered into any agreement, arrangement or transaction with any of its directors, officers, employees or shareholders (or with any relative, beneficiary, spouse or Affiliate of such Person);

                  (viii) made any change in any method of accounting or accounting practice or policy used by BDHI, other than such changes required by French GAAP or disclosed in Section 6.B.09 of the Disclosure Schedules;

                  (ix) incurred any Indebtedness, in excess of $50,000 individually or $250,000 in the aggregate;

                  (x) amended or restated the Certificate of Incorporation or the By-laws (or other organizational documents) of BDHI;

                  (xi) suffered any casualty loss or damage with respect to any of their assets which in the aggregate have a replacement cost of more than $50,000, whether or not such loss or damage shall have been covered by insurance;

                  (xii)  suffered any Material Adverse Effect; or

                  (xiii) agreed, whether in writing or otherwise, to take any of the actions specified in this Section 6.B.09 or granted any options to purchase, rights of first refusal, rights of first offer or any other similar rights or commitments with respect to any of the actions specified in this Section 6.B.09, except as expressly contemplated by this Agreement.

                  SECTION 6.B.10. Litigation. There are no Actions by or against BDHI, or affecting any of their assets, pending before any Governmental Authority (or, to the best knowledge of BDHI after due inquiry, threatened to be brought by or before any Governmental Authority).

                  SECTION 6.B.11. Compliance with Laws. BDHI has conducted its Business in accordance with all Laws and Governmental Orders applicable to it or any of their respective assets or properties, and BDHI is not in violation of any such Law or Governmental Order.

                  SECTION 6.B.12. Brokers. No broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission from BDHI in connection with this Agreement and the transactions contemplated therein.

                  SECTION 6.B.13. SOFEDIT Shares. BDHI owns the SOFEDIT Shares subject to the pledges disclosed in Section 6.B.13 of the Disclosure Schedules.

                  SECTION 6.B.14. Taxes. (a) (i) All returns and reports in respect of Taxes required to be filed with respect to BDHI have been timely filed; (ii) all Taxes owed by BDHI whether or not shown on such returns and reports have been timely paid; (iii) all such returns and reports are true, correct and complete in all material respects; (iv) no adjustment relating to such returns and reports has been proposed formally or informally by any Tax authority; (v) there are no pending actions or proceedings for the assessment or collection of Taxes against BDHI; (vi) there are no Tax liens on any assets of BDHI; and (vii) BDHI is not subject to any accumulated earnings tax penalty or personal holding company tax.

                  (b) Except as disclosed in reasonable specificity in Section 6.B.14(b) of the Disclosure Schedules: (i) there are no outstanding waivers or agreements extending the statute of limitations for any period with respect to any Tax to which BDHI may be subject; (ii) BDHI presently does not have any income occurring in, or a change in accounting method made for, a period ending on or prior to the Closing Date which resulted from a deferred reporting of income from such transaction, or from such change in accounting method; (iii) there are no proposed reassessments of any property owned by BDHI or other proposals that could increase the amount of any Tax to which BDHI would be subject; and (iv) BDHI is not a party to any tax sharing, indemnification or allocation agreement.

                  (c) The BDHI Reference Balance Sheet provides for reserves and allowances adequate in amount to satisfy all Liabilities for Taxes relating to BDHI for prior Tax periods (including partial Tax periods through the date hereof).

                  (d) BDHI is not, and at no time has been, engaged in the conduct of a trade or business within the United States within the meaning of
Section 864(b) and Section 882(a) of the Code, or treated as or considered to be so engaged under Section 882(d) or Section 897 of the Code or otherwise.

                  SECTION 6.B.15. Full Disclosure. BDHI is not aware of any facts pertaining to BDHI that would render any of the representations and warranties of BDHI contained in this Article VI-B inaccurate in any material respect.

                  SECTION 6.B.16. Stockholders Approval. No approval of the Board of Directors or stockholders of BDHI is required for the completion of the transactions contemplated herein, in the New Stockholders Agreement or in the New , except for the approval of MS as new shareholder of BDHI by the Board of Directors of BDHI


                                   ARTICLE VII

                        REPRESENTATIONS AND WARRANTIES OF
                       THE SOFEDIT FINANCIAL SHAREHOLDERS

                  As an inducement to MS to enter into this Agreement, each of the SOFEDIT Financial Shareholders hereby represents and warrants to MS as follows, provided that, none of the representations or warranties under this article VII shall be construed as a representation or a warranty on either SOFEDIT, any SOFEDIT Subsidiary, or on any party hereto other than itself:

                  SECTION 7.01. Organization, Authority and Qualification of the SOFEDIT Financial Shareholders. Each of the SOFEDIT Financial Shareholders has all necessary power and authority to enter into this Agreement, the New Stockholders Agreement and the New Registration Rights Agreement, to carry out its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement, the New Stockholders Agreement and the New Registration Rights Agreement by each SOFEDIT Financial Shareholder, the performance of its obligations hereunder and thereunder and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all requisite action on its part. This Agreement has been, and upon their execution the New Stockholders Agreement and the New Registration Rights Agreement shall have been, duly executed and delivered by it and (assuming due authorization, execution and delivery by all other parties hereto) this Agreement constitutes, and upon their execution the New Stockholders Agreement and the New Registration Rights Agreement shall constitute, legal, valid and binding obligations of such SOFEDIT Financial Shareholder, enforceable against it in accordance with their terms.

                  SECTION 7.02. No Conflict. The execution, delivery and performance of this Agreement, the New Stockholders Agreement and the New by each SOFEDIT Financial Shareholder do not and will not (a) violate, conflict with or result in the breach of any provision of the charter or by-laws (or similar organizational documents) of such SOFEDIT Financial Shareholder, (b) conflict with or violate any Law or Governmental Order applicable to such SOFEDIT Financial Shareholder, or (c) conflict with, result in any breach of, constitute a default (or event which with the giving of notice or lapse of time, or both, would become a default) under any contract to which such SOFEDIT Financial Shareholder is a party which would have a Material Adverse Effect on the ability of such SOFEDIT Financial Shareholder to consummate the transactions contemplated by this Agreement, the New Stockholders Agreement and the New Registration Rights Agreement.

                  SECTION 7.03. Governmental Consents and Approvals. The execution, delivery and performance of this Agreement and the New Stockholders Agreement by each SOFEDIT Financial Shareholder do not and will not require any consent, approval, authorization or other order of, action by, filing with or notification to any Governmental Authority.

                  SECTION 7.04. Brokers. No broker, finder or investment banker other than Natexis Finance S.A. is entitled to any brokerage, finder's or other fee or commission in connection with this Agreement and the transactions contemplated therein, from any of the SOFEDIT Financial Shareholders.

                  SECTION 7.05. SOFEDIT Shares. Each of the SOFEDIT Financial Shareholders owns its SOFEDIT Shares unrestricted, beneficially and of record, free and clear of all Encumbrances and, at the Closing Date, it will transfer good and valid title to its SOFEDIT Shares to MS pursuant to the terms of this Agreement, free and clear of all Encumbrances.

                  SECTION 7.06. Full Disclosure. No SOFEDIT Financial Shareholders is aware of any facts pertaining to itself that would render any of the representations and warranties contained in this Article VII inaccurate in any material respect.

                  (b) No representation or warranty of each of the SOFEDIT Financial Shareholders in this Agreement, nor any statement or certificate furnished or to be furnished to MS pursuant to this Agreement, or in connection with the transactions contemplated by this Agreement, contains or will contain on the Closing Date any untrue statement of a material fact, or omits or will, on the Closing Date, omit to state a material fact necessary to make the statements contained herein or therein not misleading.

                  SECTION 7.07. Stockholders Approval. No approval of the stockholders of any SOFEDIT Financial Shareholders is required for the completion of the transactions contemplated herein, in the New Stockholders Agreement or in the New .

                                  ARTICLE VIII

                    REPRESENTATIONS AND WARRANTIES OF SOFEDIT

                  As an inducement to MS to enter into this Agreement, SOFEDIT hereby represents and warrants to MS as follows:

                  SECTION 8.01. Organization, Authority and Qualification of SOFEDIT. SOFEDIT is a French societe anonyme duly organized, validly existing and in good standing under the laws of France and has all necessary power and authority to own, operate or lease the properties and assets now owned, operated or leased by it and to carry on the Business as it has been and is currently conducted. The execution and delivery of this Agreement by SOFEDIT, the performance by SOFEDIT of its obligations hereunder and the consummation by SOFEDIT of the transactions contemplated hereby have been duly authorized by all requisite action on the part of SOFEDIT. This Agreement has been duly executed and delivered by SOFEDIT, and (assuming due authorization, execution and delivery by the other parties hereto) this Agreement constitutes a legal, valid and binding obligation of SOFEDIT enforceable against SOFEDIT in accordance with its terms. SOFEDIT is duly licensed or qualified to do business and is in good standing in each jurisdiction in which the properties owned or leased by it or the operation of its business makes such licensing or qualification necessary or desirable. All corporate actions taken by SOFEDIT have been duly authorized, and SOFEDIT has not taken any action that in any respect conflicts with, constitutes a default under or results in a violation of any provision of its "statuts". True and correct copies of the "statuts" of SOFEDIT, as in effect on the date hereof have been delivered by SOFEDIT to MS.

                  SECTION 8.02. Capital Stock of SOFEDIT. The share capital of SOFEDIT consists of one class of authorized shares, each share having a par value of FF 100. As of the date hereof, there are 102,812 issued and outstanding shares of SOFEDIT Common Stock, which constitute 100% of the issued and outstanding capital stock of SOFEDIT. The outstanding shares of SOFEDIT have been duly authorized and validly issued and are fully paid and non-assessable. SOFEDIT has no other shares or securities of any kind outstanding.

                  SECTION 8.03. Ownership of the shares of SOFEDIT. (a) Section 8.03(a) of the Disclosure Schedules sets out the capital ownership of SOFEDIT.

                  (b) Upon consummation of the transactions contemplated by this Agreement, MS will own, directly or indirectly, all the issued and outstanding capital stock of SOFEDIT. There are no voting trusts, stockholder agreement, proxies or other agreements or understandings in effect with respect to the voting or transfer of the shares of SOFEDIT free and clear of any and all Encumbrances, except for the pledges described under Section 6.B.13 of the Disclosure Schedules.

                  None of the issued and outstanding shares of SOFEDIT was issued in violation of any preemptive rights. Except for the stockholders agreement dated July 8, 1995, among SOFEDIT stockholders (the "SOFEDIT Stockholders Agreement"), there are no options, warrants, convertible securities or other rights, agreements, arrangements or commitments of any character relating to the capital stock of SOFEDIT or obligating SOFEDIT to issue or sell any shares of capital stock of, or any other interest in, SOFEDIT. There are no outstanding contractual obligations of SOFEDIT to repurchase, redeem or otherwise acquire any shares of SOFEDIT or to provide funds to, or make any investment (in the form of a loan, capital contribution or otherwise) in, any other Person. The outstanding shares of SOFEDIT referred to in this section constitute all the issued and outstanding capital stock of SOFEDIT and are owned of record and beneficially solely by the Persons set forth in Section 8.03(a) of the Disclosure Schedules free and clear of any Encumbrances, except for the pledges disclosed under Section 6.B.13 of the Disclosure Schedules.

                  (c) The stock register of SOFEDIT accurately records: (i) the name and address of each Person owning shares of capital stock of SOFEDIT and
(ii) the certificate number of each certificate evidencing shares of capital stock issued by SOFEDIT, the number of shares evidenced by each such certificate, the date of issuance thereof and, in the case of cancellation, the date of cancellation.

                  SECTION 8.04. Subsidiaries. (a) Section 8.04(a) of the Disclosure Schedules sets forth a true and complete list of all SOFEDIT Subsidiaries, listing for each SOFEDIT Subsidiary its name, type of entity, the jurisdiction, and its authorized capital stock.

                  (b) Other than the SOFEDIT Subsidiaries, there are no other corporations, limited liability companies, partnerships, associations or other entities in which SOFEDIT owns, of record or beneficially, any direct or indirect equity or other similar interest or any right (contingent or otherwise) to acquire the same. SOFEDIT is not a member of (nor is any part of the Business conducted through) any partnership. Except as set forth in Section 8.04(b) of the Disclosure Schedules, neither SOFEDIT nor any SOFEDIT Subsidiary is a participant in any joint venture or similar arrangement.

                  (c) Each SOFEDIT Subsidiary: (i) that is a corporation is duly organized and validly existing under the laws of its jurisdiction of incorporation, (ii) that is not a corporation is duly organized and validly existing under the laws of its jurisdiction of organization, (iii) has all necessary power and authority to own, operate or lease the properties and assets owned, operated or leased by such SOFEDIT Subsidiary and to carry on its business as it has been and is currently conducted by such SOFEDIT Subsidiary and (iv) is duly licensed or qualified to do business and is in good standing in each jurisdiction in which the properties owned or leased by it or the operation of its business makes such licensing or qualification necessary or desirable.

                  (d) All the outstanding shares of capital stock of each SOFEDIT Subsidiary are duly authorized, validly issued, fully paid, nonassessable and free of preemptive rights and are owned by SOFEDIT, whether directly or indirectly, free and clear of all Encumbrances.

                  (e) There are no options, warrants, convertible securities, or other rights, agreements, arrangements or commitments of any character relating to the capital stock of any SOFEDIT Subsidiary or obligating any SOFEDIT Subsidiary to issue or sell any shares of capital stock of, or any other interest in, such SOFEDIT Subsidiary.

                  (f) All corporate actions taken by each SOFEDIT Subsidiary have been duly authorized and no SOFEDIT Subsidiary has taken any action that in any respect conflicts with, constitutes a default under or results in a violation of any provision of its charter or by-laws (or similar organizational documents).

                  (g) There are no voting trusts, stockholder agreements, proxies or other agreements or understandings in effect with respect to the voting or transfer of any shares of capital stock of or any other interests in any SOFEDIT Subsidiary.

                  (h) The stock register of each SOFEDIT Subsidiary accurately records: (i) the name and address of each Person owning shares of capital stock of such SOFEDIT Subsidiary and (ii) the certificate number of each certificate evidencing shares of capital stock issued by such SOFEDIT Subsidiary, the number of shares evidenced each such certificate, the date of issuance thereof and, in the case of cancellation, the date of cancellation.

                  (i) Except as disclosed in Section 8.04 (b) of the Disclosure Schedules, no SOFEDIT Subsidiary is a member of (nor is any part of the Business conducted through) any partnership, nor is any SOFEDIT Subsidiary a participant in any joint-venture or similar arrangement.

                  SECTION 8.05. Corporate Books and Records. The minute books of SOFEDIT and the SOFEDIT Subsidiaries contain accurate records of all meetings and accurately reflect all other actions taken by the stockholders, Boards of Directors and all committees of the Boards of Directors of SOFEDIT and the SOFEDIT Subsidiaries. Complete and accurate copies of all such minute books and of the stock register of SOFEDIT and each SOFEDIT Subsidiary have been provided by SOFEDIT to MS for the period from January 1, 1996, to the date hereof.

                  SECTION 8.06. No Conflict. Except as disclosed under Section 6.B.03 of the Disclosure Schedules, the execution, delivery and performance of this Agreement by SOFEDIT and the Sellers do not and will not (a) violate, conflict with or result in the breach of any provision of the charter or by-laws (or similar organizational documents) of SOFEDIT or any SOFEDIT Subsidiary, (b) conflict with or violate (or cause an event which could have a Material Adverse Effect as a result of) any Law or Governmental Order applicable to SOFEDIT or any SOFEDIT Subsidiary or any of their respective assets, properties or businesses, including, without limitation, their Business, or (c) conflict with, result in any breach of, constitute a default (or event which with the giving of notice or lapse of time, or both, would become a default) under, require any consent under, or give to others any rights of termination, amendment, acceleration, suspension, revocation or cancellation of, or result in the creation of any Encumbrance on any of the shares or on any of the assets or properties of SOFEDIT or any SOFEDIT Subsidiary pursuant to, any note, bond, mortgage or indenture, contract, agreement, lease, sublease, license, permit, franchise or other instrument or arrangement to which SOFEDIT or any SOFEDIT Subsidiary is a party or by which any of the shares or any of such assets or properties is bound or affected.

                  SECTION 8.07. Governmental Consents and Approvals. The execution, delivery and performance of this Agreement by SOFEDIT do not and will not require any consent, approval, authorization or other order of, action by, filing with or notification to any Governmental Authority.

                  SECTION 8.08. Financial Information, Books and Records. (a) True and complete copies of the SOFEDIT Reference Balance Sheet have been delivered to MS by SOFEDIT and are attached hereto as Section 8.08 of the Disclosure Schedules. The SOFEDIT Reference Balance Sheet (i) was prepared in accordance with the books of account and other financial records of SOFEDIT,
(ii) presents fairly the consolidated financial condition and results of operations of SOFEDIT described therein as of the dates thereof for the period covered thereby, (iii) has been prepared in accordance with French GAAP applied on a basis consistent with the past practices of SOFEDIT and (iv) includes all adjustments (consisting only of normal recurring accruals) that are necessary for a fair presentation of the consolidated financial condition of SOFEDIT and the results of the operations of SOFEDIT as of the date thereof or for the period covered thereby.

                  (b) The books of account and other financial records of
SOFEDIT: (i) reflect all items of income and expense and all assets and Liabilities required to be reflected therein in accordance with French GAAP applied on a basis consistent with the past practices of SOFEDIT, (ii) are in all material respects complete and correct, and do not contain or reflect any material inaccuracies or discrepancies and (iii) have been maintained in accordance with good business and accounting practices.

                  SECTION 8.09. No Undisclosed Liabilities. There are no Liabilities of SOFEDIT or any SOFEDIT Subsidiary, other than Liabilities (i) reflected or reserved against on the SOFEDIT Reference Balance Sheet, or (ii) disclosed in Section 8.09 of the Disclosure Schedules, or (iii) incurred since the date of the SOFEDIT Reference Balance Sheet in the ordinary course of the business, consistent with the past practice, of SOFEDIT or the SOFEDIT Subsidiaries, as applicable, and which do not and could not have a Material Adverse Effect. Reserves are reflected on the SOFEDIT Reference Balance Sheet against all Liabilities of SOFEDIT and the SOFEDIT Subsidiaries in amounts that have been established on a basis consistent with the past practices of SOFEDIT and the SOFEDIT Subsidiaries and in accordance with French GAAP.

                  SECTION 8.10. Conduct in the Ordinary Course; Absence of Certain Changes, Events and Conditions. Since the date of the SOFEDIT Reference Balance Sheet, except as disclosed in Section 8.10 of the Disclosure Schedules, the business of SOFEDIT has been conducted in the ordinary course and consistent with past practice. As amplification and not limitation of the foregoing, except as disclosed in Section 8.10 of the Disclosure Schedules, since the date of the SOFEDIT Reference Balance Sheet, SOFEDIT has not:

                  (i) permitted or allowed any of the assets or properties (whether tangible or intangible) of SOFEDIT or of any SOFEDIT Subsidiary to be subjected to any Encumbrance, other than Permitted Encumbrances and Encumbrances that will be released at or prior to the Closing;

                  (ii) except in the ordinary course of business consistent with past practice, discharged or otherwise obtained the release of any Encumbrance or paid or otherwise discharged any Liability, other than current liabilities reflected on the SOFEDIT Reference Balance Sheet and current liabilities incurred in the ordinary course of business consistent with past practice since the date of the SOFEDIT Reference Balance Sheet;

                  (iii) made any loan to, guaranteed any Indebtedness of or otherwise incurred any Indebtedness on behalf of any Person;

                  (iv) redeemed any of the capital stock or declared, made or paid any dividends or distributions (whether in cash, securities or other property) to the holders of capital stock of SOFEDIT or any SOFEDIT Subsidiary or otherwise, other than dividends, distributions and redemptions declared, made or paid by any of SOFEDIT or any SOFEDIT Subsidiary;

                  (v) sold, transferred, leased, subleased, licensed or otherwise disposed of any properties or assets, real, personal or mixed (including, without limitation, leasehold interests and intangible assets), other than the sale of Inventories in the ordinary course of business consistent with past practice;

                  (vi) issued or sold any capital stock, notes, bonds or other securities, or any option, warrant or other right to acquire the same, of, or any other interest in, SOFEDIT or any SOFEDIT Subsidiary;

                  (vii) entered into any agreement, arrangement or transaction with any of its directors, officers, employees or shareholders (or with any relative, beneficiary, spouse or Affiliate of such Person);

                  (viii) made any change in any method of accounting or accounting practice or policy used by SOFEDIT or any SOFEDIT Subsidiary, other than such changes required by French GAAP or disclosed in Section 8.10 of the Disclosure Schedules;

                  (ix) allowed any Permit or Environmental Permit that was issued or relates to SOFEDIT or any SOFEDIT Subsidiary or otherwise relates to any Asset to lapse or terminate or failed to renew any such Permit or Environmental Permit or any insurance policy that is scheduled to terminate or expire within 45 calendar days of the Closing Date;

                  (x) incurred any Indebtedness, in excess of $50,000 individually or $250,000 in the aggregate;

                  (xi) amended or restated the Certificate of Incorporation or the By-laws (or other organizational documents) of SOFEDIT or any SOFEDIT Subsidiary;

                  (xii) suffered any casualty loss or damage with respect to any of their assets which in the aggregate have a replacement cost of more than $50,000, whether or not such loss or damage shall have been covered by insurance;

                  (xiii) suffered any Material Adverse Effect; or

                  (xiv) agreed, whether in writing or otherwise, to take any of the actions specified in this Section 8.10 or granted any options to purchase, rights of first refusal, rights of first offer or any other similar rights or commitments with respect to any of the actions specified in this Section 8.10, except as expressly contemplated by this Agreement.

                  SECTION 8.11. Litigation. There are no Actions by or against SOFEDIT or any SOFEDIT Subsidiary, or affecting any of their assets, pending before any Governmental Authority (or, to the best knowledge of SOFEDIT after due inquiry, threatened to be brought by or before any Governmental Authority). None of the matters disclosed in Section 8.11 of the Disclosure Schedules has or has had a Material Adverse Effect or could affect the legality, validity or enforceability of this Agreement, the New Stockholders Agreement or the New Registration Rights Agreement or the consummation of the transactions contemplated hereby and thereby. Except as set forth in Section 8.11 of the Disclosure Schedules, neither SOFEDIT nor any SOFEDIT Subsidiary is subject to any Governmental Order (nor, to the best knowledge of SOFEDIT after due inquiry, are there any such Governmental Orders threatened to be imposed by any Governmental Authority) which has or has had a Material Adverse Effect.

                  SECTION 8.12. Compliance with Laws. SOFEDIT and any SOFEDIT Subsidiary have each conducted the Business in accordance with all Laws and Governmental Orders applicable to them or any of their respective assets or properties or the Business, and neither SOFEDIT nor any SOFEDIT Subsidiary is in violation of any such Law or Governmental Order.

                  SECTION 8.13. Environmental and Other Permits and Licenses; Related Matters. (a) Except as disclosed in Section 8.13(a)(i) of the Disclosure Schedules, and except as would not reasonably be expected to result in a Material Adverse Effect, SOFEDIT and the SOFEDIT Subsidiaries currently hold and are in compliance with, all Permits, including, without limitation, Environmental Permits, necessary or proper for the current use, occupancy and operation of each Asset of SOFEDIT and the SOFEDIT Subsidiaries and the conduct of the Business, and all such Permits are in full force and effect. Except as disclosed in Section 8.13(a)(ii) of the Disclosure Schedules and except as would not reasonably be expected to result in a Material Adverse Effect, there is no existing practice, action or activity of SOFEDIT or any SOFEDIT Subsidiary and no existing condition of the assets of SOFEDIT or any SOFEDIT Subsidiary or the Business which would reasonably be expected to give rise to any civil or criminal Liability under, or violate or prevent compliance with, any health or occupational safety or other applicable Law. Except as disclosed in Section 8.13(a)(iii) of the Disclosure Schedules, neither SOFEDIT nor any SOFEDIT Subsidiary has received any notice from any Governmental Authority revoking, canceling, rescinding, materially modifying or refusing to renew any Permit or providing written notice of violations under any Law. To the knowledge of SOFEDIT, Section 8.13(a)(iv) of the Disclosure Schedules identifies all Permits that are nontransferable or which will require the consent of any Governmental Authority in the event of the consummation of the transactions contemplated by this Agreement.

                  (b) Except as disclosed in Section 8.13(b) of the Disclosure Schedules and except as would not reasonably be expected to result in a Material Adverse Effect, (i) Hazardous Materials have not been generated, used, treated, handled or stored on, or transported to or from, or Released on any Real Property or on any property formerly owned, leased or occupied by SOFEDIT or any SOFEDIT Subsidiaries; (ii) SOFEDIT and the SOFEDIT Subsidiaries have disposed of all Hazardous Materials, in compliance with all applicable Environmental Laws and Environmental Permits; (iii) there are no pending or, to the knowledge of SOFEDIT, threatened Environmental Claims against SOFEDIT, any SOFEDIT Subsidiary, or any Real Property; (iv) no Real Property is listed or proposed for listing on any list of sites of any Governmental Authority requiring investigation or cleanup; and (v) neither SOFEDIT nor any SOFEDIT Subsidiary has received notice that it has transported or arranged for the transportation of any Hazardous Materials to any location that is listed or proposed for listing on any list of any Governmental Authority or which is the subject of any Governmental Claim.

                  (c) Except as disclosed in Section 8.13(c) of the Disclosure Schedules, and except as would not reasonably be expected to result in a Material Adverse Effect, there are no circumstances with respect to any Real Property or other Asset or the operation of the Business which could reasonably be anticipated (i) to form the basis of an Environmental Claim against SOFEDIT, any SOFEDIT Subsidiary or any Real Property or Asset or (ii) to cause such Real Property or Asset to be subject to any restrictions on ownership, occupancy, use or transferability under any applicable Environmental Law.

                  (d) Except as disclosed in Section 8.13(d) of the Disclosure Schedules, there are not now and never have been any USTs located on any Real Property.

                  SECTION 8.14. Material Contracts. (a) Section 8.14(a) of the Disclosure Schedules lists each of the following contracts and agreements (including, without limitation, oral and informal arrangements) of SOFEDIT and of the SOFEDIT Subsidiaries (such contracts and agreements to which SOFEDIT or any SOFEDIT Subsidiary is a party being "SOFEDIT Material Contracts"):

                  (i) each contract and agreement for the purchase of inventory, spare parts, other materials or personal property with any supplier or for the furnishing of services to SOFEDIT or any SOFEDIT Subsidiary, or otherwise related to the Business under the terms of which SOFEDIT or any SOFEDIT Subsidiary, as applicable: (A) is likely to pay or otherwise give consideration of more than $50,000 in the aggregate during the calendar year ended December 31, 1998, (B) is likely to pay or otherwise give consideration of more than $100,000 in the aggregate over the remaining term of such contract or (C) cannot be cancelled by SOFEDIT or the SOFEDIT Subsidiary that is a party thereto, as applicable, without penalty or further payment and without more than 30 days' notice;

                  (ii) each contract and agreement for the sale of the inventory of SOFEDIT or the SOFEDIT Subsidiaries or other personal property or for the furnishing of services by SOFEDIT or any SOFEDIT Subsidiary, which: (A) is likely to involve consideration of more than $50,000 in the aggregate during the calendar year ended December 31, 1998, (B) is likely to involve consideration of more than $100,000 in the aggregate over the remaining term of the contract or (C) cannot be canceled by SOFEDIT or the SOFEDIT Subsidiary that is a party thereto, as applicable, without penalty or further payment and without more than 30 days' notice;

                  (iii) all broker, distributor, dealer, manufacturer's representative, franchise, agency, sales promotion, market research, marketing consulting and advertising contracts and agreements to which SOFEDIT or any SOFEDIT Subsidiary is a party;

                  (iv) all management contracts and contracts with independent contractors or consultants (or similar arrangements) to which SOFEDIT or any SOFEDIT Subsidiary is a party and which are not cancellable without penalty or further payment and without more than 30 days' notice;

                  (v) all contracts and agreements relating to Indebtedness of SOFEDIT or any SOFEDIT Subsidiary;

                  (vi) all contracts and agreements with any Governmental Authority to which SOFEDIT or any SOFEDIT Subsidiary is a party;

                  (vii) all contracts and agreements that limit or purport to limit the ability of SOFEDIT or any SOFEDIT Subsidiary to compete in any line of business or with any Person or in any geographic area or during any period of time;

                  (viii) all contracts and agreements between or among SOFEDIT or any SOFEDIT Subsidiary and any of the Sellers;

                  (ix) all contracts and agreements providing for benefits under any Plan; and

                  (x) all other contracts and agreements whether or not made in the ordinary course of business, which are material to SOFEDIT or any SOFEDIT Subsidiary, or the conduct of the Business or the absence of which would have a Material Adverse Effect.

                  (b) Each Material Contract: (i) is valid and binding on the respective parties thereto and is in full force and effect and (ii) upon consummation of the transactions contemplated by this Agreement or the New Stockholders Agreement, shall continue in full force and effect without penalty or other adverse consequence resulting from the transactions contemplated hereby and thereby. Neither SOFEDIT nor any SOFEDIT Subsidiary is in breach of, or default under, any Material Contract.

                  (c) No party to any Material Contract is in breach thereof or default thereunder.

                  (d) Except as disclosed in Section 8.14(d) of the Disclosure Schedules, there is no contract, agreement or other arrangement granting any Person any preferential right to purchase, other than in the ordinary course of business consistent with past practice, any of the properties or assets of SOFEDIT or any SOFEDIT Subsidiary.

                  SECTION 8.15. Brokers. Except for Natexis Finance S.A., no broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of SOFEDIT.

                  SECTION 8.16. Taxes. (a) (i) All returns and reports in respect of Taxes required to be filed with respect to SOFEDIT and each of its Subsidiaries have been timely filed; (ii) all Taxes owed by SOFEDIT or any of its Subsidiaries whether or not shown on such returns and reports have been timely paid; (iii) all such returns and reports are true, correct and complete in all material respects; (iv) no adjustment relating to such returns and reports has been proposed formally or informally by any Tax authority; (v) there are no pending actions or proceedings for the assessment or collection of Taxes against SOFEDIT or any of its Subsidiaries; (vi) there are no Tax liens on any assets of SOFEDIT or any of its Subsidiaries; and (vii) neither SOFEDIT nor any of its Subsidiaries is subject to any accumulated earnings tax penalty or personal holding company tax.

                  (b) Except as disclosed in reasonable specificity in Section 8.16(b) of the Disclosure Schedules: (i) there are no outstanding waivers or agreements extending the statute of limitations for any period with respect to any Tax to which SOFEDIT or any of its Subsidiaries may be subject; (ii) neither SOFEDIT nor any of its Subsidiaries presently has any income occurring in, or a change in accounting method made for, a period ending on or prior to the Closing Date which resulted from a deferred reporting of income from such transaction, or from such change in accounting method; (iii) there are no proposed reassessments of any property owned by SOFEDIT or any of its Subsidiaries or other proposals that could increase the amount of any Tax to which SOFEDIT or any of its Subsidiaries would be subject; and (iv) neither SOFEDIT nor any of its Subsidiaries is a party to any tax sharing, indemnification or allocation agreement.

                  (c) The SOFEDIT Reference Balance Sheet provides for reserves and allowances adequate in amount to satisfy all Liabilities for Taxes relating to SOFEDIT and its Subsidiaries for prior Tax periods (including partial Tax periods through the date hereof).

                  (d) SOFEDIT and its Subsidiaries are not, and at no time have been, engaged in the conduct of a trade or business within the United States within the meaning of Section 864(b) and Section 882(a) of the Code, or treated as or considered to be so engaged under Section 882(d) or Section 897 of the Code or otherwise.

                  SECTION 8.17. Customers. Listed in Section 8.17 of the Disclosure Schedules are the names and addresses of the ten most significant customers (by revenue) of SOFEDIT and the SOFEDIT Subsidiaries for the twelve-month period to be ended December 31, 1996, and the amount for which each such customer was invoiced during such period. Except as disclosed in Section
8.17 of the Disclosure Schedules, neither SOFEDIT nor any SOFEDIT Subsidiary has received any notice or has any reason to believe that any significant customer of SOFEDIT has ceased, or will cease, to use the products, equipment, goods or services of SOFEDIT or any SOFEDIT Subsidiary, or has substantially reduced, or will substantially reduce, the use of such products, equipment, goods or services at any time.

                  SECTION 8.18. Suppliers. Listed in Section 8.18 of the Disclosure Schedules are the names and addresses of each of the ten most significant suppliers of raw materials, supplies, merchandise and other goods for SOFEDIT and the SOFEDIT Subsidiaries for the twelve-month period to be ended December 31, 1996, and the amount for which each such supplier invoiced SOFEDIT and the SOFEDIT Subsidiaries during such period. Except as disclosed in Section
8.18 of the Disclosure Schedules, neither SOFEDIT nor any SOFEDIT Subsidiary has received any notice or has any reason to believe that any such supplier will not sell raw materials, supplies, merchandise and other goods to SOFEDIT or any SOFEDIT Subsidiary at any time after the Closing Date on terms and conditions substantially similar to those used in its current sales to SOFEDIT and the SOFEDIT Subsidiaries, subject only to general and customary price increases.

                  SECTION 8.19. Employee Benefit Matters. (a) Section 8.19 of the Disclosure Schedules lists (i) all employee benefit plans and all bonus, stock option, stock purchase, restricted stock, incentive, deferred compensation, retiree medical or life insurance, supplemental retirement, pension or severance plans to which SOFEDIT is a party, with respect to which SOFEDIT has any obligation or which are maintained, contributed to or sponsored by SOFEDIT for the benefit of any current or former employee, officer or director, (ii) any contracts, arrangements or understandings between SOFEDIT and any employee of SOFEDIT, including, without limitation, any contracts, arrangements or understandings relating to a sale or merger of SOFEDIT (collectively, the "SOFEDIT Plans") except for the plans which are compulsory pursuant to French laws (including compulsory collective bargaining agreements). Each SOFEDIT Plan is in writing and SOFEDIT has furnished the Sellers with a complete and accurate copy of each SOFEDIT Plan and a complete and accurate copy of each material document prepared in connection with each such Plan including, without limitation (i) a copy of each funding arrangement, (ii) each summary plan description and summary of material modifications, (iii) the most recently prepared actuarial report and financial statement in connection with each such Plan. Except as disclosed in
Section 8.19 of the Disclosure Schedules, SOFEDIT does not have any express or implied commitment, whether legally enforceable or not (i) to create, incur liability with respect to or cause to exist any other employee benefit plan, program or arrangement, (ii) to enter into any contract or agreement to provide compensation or benefits of any individual or (iii) to modify, change or terminate any SOFEDIT Plan; each such Plan has been operated in material compliance with all applicable Law. All contributions, premiums or payments to be made with respect to each such Plan have been made on or before their due dates, and the assets of each such Plan are sufficient to procure or provide for the benefits provided under each such Plan to all current or former Plan participants.

                  (b) (i) All returns and reports in respect of Social Security Contributions required to be filed with respect to SOFEDIT have been timely filed, (ii) all Social Security Contributions required to be shown on such returns and reports or otherwise due have been timely paid, (iii) all such returns and reports are true, correct and complete in all material respects,
(iv) there is no pending or, to the actual knowledge of SOFEDIT, threatened action or proceeding for the assessment or collection of Social Security Contributions against SOFEDIT, (v) there are no Social Security liens on any asset of SOFEDIT, (vi) the SOFEDIT Reference Balance Sheet provides for reserve or allowance adequate in amount to satisfy all liabilities for Social Security Contributions through the date hereof. For purposes hereof, "Social Security Contributions" means any and all compulsory contributions and other charges of any kind with respect to social security, family contributions (allocations familiales), retirements and pensions.

                  SECTION 8.20. Labor Matters. (a) Except as set forth in
Section 8.20 of the Disclosure Schedules, SOFEDIT is not a party to any employment agreement which contains any provision which is substantially more favorable than those which are provided for in applicable labor legislation, including the applicable compulsory collective bargaining agreement.

                  (b) There are no controversies, strikes, slowdowns or work stoppages outstanding or, to the knowledge of SOFEDIT, pending between SOFEDIT and any of its employees.

                  (c) To the knowledge of SOFEDIT, SOFEDIT has not breached or otherwise failed to comply with the provisions of any applicable collective bargaining agreement, and there are no grievances outstanding against SOFEDIT under any such agreement which could reasonably have a Material Adverse Effect.

                  (d) To the knowledge of SOFEDIT, SOFEDIT is currently in compliance with all applicable laws relating to the employment of labor, including those related to wages, hours, collective bargaining and the payment and withholding of taxes and social security contributions and other sums as required by the appropriate Governmental Authority except as would not be expected to result in a Material Adverse Event and has withheld and paid to the appropriate Governmental Authority or is holding for payment not yet due to such Governmental Authority all amounts required to be withheld from employees of SOFEDIT and is not liable for any arrears of wages, taxes, penalties or other sums for failure to comply with any of the foregoing that would reasonably result in a Material Adverse Effect.

                  (e) To SOFEDIT's actual knowledge, SOFEDIT has paid in full to all of its employees or adequately accrued for in accordance with French GAAP all wages, salaries, commissions, bonuses, benefits and other compensation due to or on behalf of such employees.

                  (f) SOFEDIT has not received notice that any claim with respect to payment of wages, salary or overtime pay has been asserted or is now pending or threatened before any Governmental Authority with respect to any Persons currently or formerly employed by SOFEDIT.

                  (g) SOFEDIT has not received notice that any charge or proceeding with respect to a material violation of any occupational safety or health standards has been asserted or is now pending or, to the best knowledge of SOFEDIT, threatened with respect to SOFEDIT.

                  SECTION 8.21. Certain Interests. (a) Except as disclosed in
Section 8.21(a) of the Disclosure Schedules, no officer or director of SOFEDIT or any SOFEDIT Subsidiary and no relative or spouse (or relative of such spouse) who resides with, or is a dependent of, any such officer or director:

                  (i) owns, directly or indirectly, in whole or in part, or has any other interest in any tangible or intangible property which SOFEDIT or any SOFEDIT Subsidiary uses in the conduct of the Business or otherwise; or

                  (ii) has outstanding indebtedness to SOFEDIT or any SOFEDIT Subsidiary.

                  (b) Except as disclosed in Section 8.21(b) of the Disclosure Schedules, neither SOFEDIT nor any SOFEDIT Subsidiary has any Liability or any other obligation of any nature whatsoever to any officer or director of SOFEDIT or any SOFEDIT Subsidiary or to any relative or spouse (or relative of such spouse) who resides with, or is a dependent of, any such officer or director.

                  SECTION 8.22. Real Property. (a) Section 8.22(a) of the Disclosure Schedules lists: (i) the street address of each parcel of Owned Real Property, (ii) the date on which each parcel of Owned Real Property was acquired, (iii) the current owner of each such parcel of Owned Real Property,
(iv) information relating to the recordation of the deed pursuant to which each such parcel of Owned Real Property was acquired and (v) the current use of each such parcel of Owned Real Property.

                  (b) Section 8.22(b) of the Disclosure Schedules lists: (i) the street address of each parcel of Leased Real Property, (ii) the identity of the lessor, lessee and current occupant (if different from lessee) of each such parcel of Leased Real Property, (iii) the term (referencing applicable renewal periods) and fixed or basic rental payment terms of the leases (and any subleases) pertaining to each such parcel of Leased Real Property and (iv) the current use of each such parcel of Leased Real Property.

                  (c) Except as described in Section 8.22(c) of the Disclosure Schedules, there is no violation of any Law relating to any of the Owned Real Property that would reasonably be expected to have a Material Adverse Effect. SOFEDIT has made available to the Sellers (to the extent in SOFEDIT's physical possession) true and complete copies of each deed for each parcel of Owned Real Property and, to the extent available, for each parcel of Leased Real Property and all the title insurance policies, title reports, surveys, certificates of occupancy, environmental reports and audits, appraisals and Permits relating to the Real Property, the operations of SOFEDIT or any SOFEDIT Subsidiary thereon or any other uses thereof. Subject to all applicable leases, either SOFEDIT or a SOFEDIT Subsidiary, as the case may be, is in peaceful and undisturbed possession of each parcel of Real Property and neither SOFEDIT nor any SOFEDIT Subsidiary has executed and delivered any contractual restrictions that preclude or materially restrict the ability to use the premises for the purposes for which they are currently being used. Except as set forth in Section 8.22(c) of the Disclosure Schedules, neither SOFEDIT nor any SOFEDIT Subsidiary has leased or subleased any parcel or any portion of any parcel of Real Property to any other Person, nor has SOFEDIT or any SOFEDIT Subsidiary assigned its interest under any lease or sublease listed in Section 8.22(b) of the Disclosure Schedules to any third party.

                  (d) SOFEDIT has, or has caused to be, delivered to the Sellers (to the extent in SOFEDIT's physical possession) true and complete copies of all leases and subleases listed in Section 8.22(b) of the Disclosure Schedules. With respect to each of such leases and subleases:

                  (i) such lease or sublease represents the entire agreement between the respective landlord and tenant with respect to such property;

                  (ii) except as otherwise disclosed in Section 8.22(b) of the Disclosure Schedules, with respect to each such lease or sublease: (A) neither SOFEDIT nor any SOFEDIT Subsidiary has received any notice of cancellation or termination under such lease or sublease, and (B) neither SOFEDIT nor any SOFEDIT Subsidiary has received any notice of a breach or default under such lease or sublease, which breach or default has not been cured.

                  (e) There are no condemnation proceedings or eminent domain proceedings of any kind pending or, to the actual knowledge of SOFEDIT (without investigation), threatened against the Owned Real Property.

                  (f) All improvements on the Real Property constructed by or on behalf of SOFEDIT or any SOFEDIT Subsidiary were constructed in material compliance with all applicable Laws (including, but not limited to, any building, planning or zoning Laws) affecting such Real Property.

                  SECTION 8.23. Insurance. SOFEDIT and the SOFEDIT Subsidiaries have obtained and maintained in full force and effect insurance with responsible and reputable insurance companies or associations in such amounts, on such terms and covering such risks, including fire and other risks insured against by extended coverage, as is reasonably prudent, and each has maintained in full force and effect public liability insurance, insurance against claims for personal injury or death or property damage occurring in connection with the activities of MS or the MS Subsidiaries or any properties owned, occupied or controlled by SOFEDIT or the SOFEDIT Subsidiaries, in such amount as reasonably deemed necessary by SOFEDIT.

                  SECTION 8.24. Full Disclosure. Except as disclosed in Section
8.24 of the Disclosure Schedules, SOFEDIT is not aware of any facts pertaining to SOFEDIT, any SOFEDIT Subsidiary or the Business, that would render any representations and warranties made by SOFEDIT in this Article VIII inaccurate in any material respect.

                  SECTION 8.25. Stockholders Approval. No approval of the Board of Directors or stockholders of SOFEDIT is required for the completion of the transactions contemplated herein, in the New Stockholders Agreement or in the New Registration Rights Agreement, except for the approval of MS as new shareholder of SOFEDIT by the Board of Directors of SOFEDIT.


                                   ARTICLE IX

                              ADDITIONAL AGREEMENTS

                  SECTION 9.01. Conduct of Business Prior to the Closing. (a) MS covenants and agrees that, except as described in Section 9.01(a) of the Disclosure Schedules, between the date hereof and the time of the Closing, neither MS nor any MS Subsidiary shall conduct its Business other than in the ordinary course and consistent with MS' and such MS Subsidiary's prior practice.

                  (b) Except as described in Section 9.01(b) of the Disclosure Schedules, MS covenants and agrees that, prior to the Closing, without the prior written consent of the Sellers' Representative, neither MS nor any MS Subsidiary will do or cause to be done any of the things enumerated in the second sentence of Section 3.09 (including, without limitation, clauses (i) through (xiv) thereof).

                  (c) SOFEDIT, BDHI and CIBA covenant and agree each for itself and not for the others that, between the date hereof and the time of the Closing, (i) neither SOFEDIT (or its subsidiaries) nor CIBA or BDHI shall conduct its Business other than in the ordinary course and consistent with prior practice; (ii) BDHI and CIBA shall continue to have no activities except for holding shares in BDHI or SOFEDIT, respectively, and (iii) BDHI and CIBA shall incur no liabilities.

                  (d) SOFEDIT, BDHI and CIBA covenant and agree each for itself and not for the others that, prior to the Closing, without the prior written consent of MS, neither SOFEDIT (or its subsidiaries) nor BDHI, nor CIBA will do or cause to be done any of the things enumerated in the second sentence of
Section 8.10 (including, without limitation, clauses (i) through (xiv) thereof).

                  SECTION 9.02. Access to Information. (a) From the date hereof until the Closing, upon reasonable notice, MS shall, and shall cause each of the MS Subsidiaries and each of their officers, directors, accountants and counsel to: (i) afford the officers, directors, accountants, counsel, and representatives of SOFEDIT and the Sellers reasonable access, during normal business hours, to the offices, properties, plants, other facilities, books and records of MS and each MS Subsidiary and to those officers, directors, accountants and counsel of MS and of each MS Subsidiary who have any knowledge relating to MS, any MS Subsidiary or the Business and (ii) furnish to the officers, directors, accountants, counsel, and representatives of SOFEDIT and the Sellers such additional financial and operating data and other information regarding the assets, properties and goodwill of MS, the MS Subsidiaries and the Business (or legible copies thereof) as SOFEDIT or the Sellers may from time to time reasonably request.

                  (b) From the date hereof until the Closing, upon reasonable notice, SOFEDIT, CIBA and BDHI shall, and shall cause each of the SOFEDIT Subsidiaries and each of their officers, directors, accountants and counsel to:
(i) afford the officers, directors, accountants, counsel, and representatives of MS reasonable access, during normal business hours, to the offices, properties, plants, other facilities, books and records of SOFEDIT, CIBA and BDHI and each SOFEDIT Subsidiary and to those officers, directors, accountants and counsel of SOFEDIT, CIBA and BDHI and of each SOFEDIT Subsidiary who have any knowledge relating to SOFEDIT, CIBA and BDHI, any SOFEDIT Subsidiary or the Business and
(ii) furnish to the officers, directors, accountants, counsel, and representatives of MS such additional financial and operating data and other information regarding the assets, properties and goodwill of SOFEDIT, CIBA and BDHI, the SOFEDIT Subsidiaries and the Business (or legible copies thereof) as MS may from time to time reasonably request.

                  SECTION 9.03. Confidentiality. The parties to this Agreement agree to, and shall cause their respective agents, representatives, Affiliates, employees, officers and directors to: (i) treat and hold as confidential (and not disclose or provide access to any Person to) any information relating to this Agreement, the New Stockholders Agreement, the New Registration Rights Agreement and the transactions contemplated herein and therein, as well as to all information relating to trade secrets, processes, patent and trademark applications, product development, price, customer and supplier lists, pricing and marketing plans, policies and strategies, details of client and consultant contracts, operations methods, product development techniques, business acquisition plans, new personnel acquisition plans and all other confidential information with respect to the Business, SOFEDIT or any party hereto, (ii) in the event that any party hereto, or any such agent, representative, Affiliate, employee, officer or director becomes legally compelled to disclose any such information, provide the other parties hereto with prompt written notice of such requirements so that any parties hereto may seek or cause to seek a protective order or other remedy or waive compliance with this Section 9.03, (iii) in the event that such protective order or other remedy is not obtained, or the other parties hereto waive compliance with this Section 9.03, furnish only that portion of such confidential information which is legally required to be provided and exercise its best efforts to obtain assurances that confidential treatment will be accorded such information, provided, however, that this sentence shall not apply to any information that, at the time of disclosure, is available publicly and was not disclosed in breach of this Agreement by any of the parties hereto or any of their agents, representatives, Affiliates, employees, officers or directors; provided further that, with respect to intellectual property, specific information shall not be deemed to be within the foregoing exception merely because it is embraced in general disclosures in the public domain. In addition, with respect to intellectual property, any combination of features shall not be deemed to be within the foregoing exception merely because the individual features are in the public domain unless the combination itself and its principle of operation are in the public domain. The parties hereto agree and acknowledge that remedies at law for any breach of its obligations under this Section 9.03 are inadequate and that in addition thereto the parties hereto shall be entitled to seek equitable relief, including injunction and specific performance, in the event of any such breach.

                  SECTION 9.04. Regulatory and Other Authorizations; Notices and Consents. (a) CVC, MS and the Sellers shall use their best efforts to obtain (or in the case of the Sellers to cause CIBA, BDHI, SOFEDIT and the SOFEDIT Subsidiaries to obtain) all authorizations, consents, orders and approvals of all Governmental Authorities and officials that may be or become necessary for its execution and delivery of, and the performance of its obligations pursuant to, this Agreement, the New Stockholders Agreement and the New Registration Rights Agreement and will cooperate fully together and with any other parties in promptly seeking to obtain all such authorizations, consents, orders and approvals. Each party hereto agrees to make an appropriate filing, if necessary, pursuant to the HSR Act with respect to the transactions contemplated by this Agreement within five Business Days of the date hereof and to supply as promptly as practicable to the appropriate Governmental Authorities any additional information and documentary material that may be requested pursuant to the HSR Act.

                  (b) MS shall, and shall cause the MS Subsidiaries to, give promptly such notices to third parties and use its or their best efforts to obtain such third party consents as the Sellers may reasonably deem necessary or desirable in connection with the transactions contemplated by this Agreement.

                  (c) SOFEDIT, CIBA and BDHI shall, and shall cause the SOFEDIT Subsidiaries to, give promptly such notices to third parties and use its or their best efforts to obtain such third party consents as MS may reasonably deem necessary or desirable in connection with the transactions contemplated by this Agreement.

                  (d) The Sellers shall cooperate and use reasonable best efforts to assist MS, BDHI and CIBA in giving such notices and obtaining such consents; provided, however, that the Sellers shall have no obligation to give any guarantee or other consideration of any nature in connection with any such notice or consent to any change in the terms of any agreement or arrangement which the Sellers in their sole and absolute discretion may deem adverse to the interests of the Sellers, BDHI, CIBA, SOFEDIT, any SOFEDIT Subsidiary or the Business.

                  SECTION 9.05. Notice of Developments. Prior to the Closing, each party hereto shall promptly notify the other parties hereto in writing of all events, circumstances, facts and occurrences arising subsequent to the date of this Agreement of which such party becomes aware and which could result in any breach of a representation or warranty or covenant of such party or which could have the effect of making any representation or warranty of such party to this Agreement untrue or incorrect in any material respect. Prior to the Closing, each of MS, BDHI, CIBA and SOFEDIT shall notify the other parties hereto in writing of all other material developments affecting the assets, Liabilities, business, financial condition, operations, results of operations, customer or supplier relations, employee relations, projections or prospects of it, any of its Subsidiaries or the Business.

                  SECTION 9.06. Stockholder Approvals. MS shall take all necessary actions to cause the Stockholder Approvals to be obtained prior to the Closing and SOFEDIT, BDHI and CIBA shall take all necessary actions to cause all approvals required from their respective Boards of Directors to be obtained prior to the Closing..

                  SECTION 9.07. Contribution(s) of BDHI Shares to YACESE. Prior or concurrent to the Closing, Mr. Domenech shall contribute 578 shares of BDHI to YACESE.

                  SECTION 9.08. Contribution(s) of BDHI Shares to H.H.A.WAY. Prior or concurrent to the Closing, JRMH shall contribute 3.051 shares of BDHI to H.H.A.WAY.

                  SECTION 9.09. Purchases of BDHI Shares. Prior or concurrent to the Closing, CIBA shall purchase one share of BDHI from Mr. Jerome Barge and JRMH shall purchase one share of BDHI from Mr. Jean-Rene Hergoualc'h.

                  SECTION 9.10. Promise to Transfer the Preferred Shares. In consideration for the loss of their control of SOFEDIT by the shareholders of BDHI as a result of the transactions contemplated hereby, the SOFEDIT Financial Shareholders irrevocably promise to transfer without additional consideration to CEFI, YACESE and H.H.A.WAY, or their successors in interest, all of the Preferred Shares received as part of the consideration for their SOFEDIT Shares, if a Sale of the Company (as such term is defined in the form of Amended and Restated Certificate of Incorporation of MS attached hereto) or an Initial Public Offering of MS (as such term is defined in the form of Registration Rights Agreement attached hereto) is completed within eighteen (18) months following the Closing Date on the basis of an aggregate consolidated value of MS before the Initial Public Offering or, as the case may be, at the time of the Sale of the Company, equal or higher to two hundred and fifty million dollars (USD250,000,000). This transfer shall take place promptly after the Closing of the Initial Public Offering or the Sale of Company, as applicable, and the SOFEDIT Financial Shareholders shall use their best efforts to ensure that, for purposes of such transfer, their Preferred Shares be allocated to CEFI, YACESE and H.H.A.WAY pro rata based upon the number of MS Common Shares received by CEFI, YACESE and H.H.A.WAY hereunder. The SOFEDIT Financial Shareholders hereby acknowledge the sufficiency of the consideration received for the undertakings contained in this paragraph and irrevocably waive any claims based on the lack or inadequacy of consideration for such undertakings. The SOFEDIT Financial Shareholders further acknowledge that their undertakings in this paragraph are not subject to any conditions other than those expressly stated in this paragraph.

                  SECTION 9.11. Further Action. Each of the parties hereto shall use all reasonable efforts to take, or cause to be taken, all appropriate action, do or cause to be done all things necessary, proper or advisable under applicable Law, and execute and deliver such documents and other papers, as may be required to carry out the provisions of this Agreement and consummate and make effective the transactions contemplated by this Agreement.

                  SECTION 9.12. Securities Act. Each of the Sellers represents and warrants, on behalf of itself only, that the Class A Common Stock, the Series B Preferred Stock and the Promissory Notes (together, the "Restricted Securities") to be issued to such Seller hereunder will be acquired by such Seller for its own account for the purpose of investment and not with a view to the resale or distribution of all or any part hereof in violation of the Securities Act. Each of the Sofedit Financial Shareholders, CEFI, YACESE, JRMH and H.H.A. Way represents and warrants, on behalf of itself only, that it is an "accredited investor" as such term is defined in Rule 501 of Regulation D of the Securities Act. Each member of the Barge Family and each member of the Domenech Family represents and warrants, on behalf of itself only, that (i) such Seller's financial situation is such that such Seller can afford to bear the economic risk of holding the restricted Securities for an indefinite period of time and
(ii) the Seller's knowledge and experience in financial and business matters are such that such Seller is capable of evaluating the merits and risks of such Seller's ownership of such Restricted Securities, or such Seller has been advised by a representative possessing such knowledge and experience. Each Seller understands that the Restricted Securities have not been registered under the Securities Act in reliance on an exemption thereform under Section 4(2) of the Securities Act and that such Restricted Securities shall bear an appropriate legend.

                                    ARTICLE X

                              CONDITIONS TO CLOSING

                  SECTION 10.01. Conditions to Obligations of MS. The obligations of MS to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment, at or prior to the Closing, of each of the following conditions:

                  (a) Representations, Warranties and Covenants. The representations and warranties of the relevant Sellers contained in this Agreement shall have been true and correct when made and each representation and warranty (i) that is qualified as to materiality shall be true and correct and (ii) that is not so qualified shall be true and correct in all material respects in each case as of the Closing, with the same force and effect as if made as of the Closing Date, other than such representations and warranties as are made as of another date, which shall be true and correct as of such date, the covenants and agreements contained in this Agreement to be complied with by the relevant Sellers on or before the Closing shall have been complied with in all material respects;

                  (b) No Proceeding or Litigation. No Action shall have been commenced by or before any Governmental Authority against MS, SOFEDIT, BDHI, CIBA or any of the Sellers, seeking to restrain or materially and adversely alter the transactions contemplated by this Agreement which, in the reasonable, good faith determination of MS, is likely to render it impossible or unlawful to consummate such transactions or which could reasonably be expected to have a Material Adverse Effect or otherwise render inadvisable, in the reasonable good faith determination of MS, the consummation of the transactions contemplated by this Agreement; provided, however, that the provisions of this
         Section 10.01(b) shall not apply if MS or any MS Subsidiary has directly or indirectly solicited or encouraged any such Action;

                  (c) Resolutions. MS shall have received a true and complete copy, certified by the Secretary or an Assistant Secretary of each Seller that is not a natural person, of the resolutions duly and validly adopted by the Board of Directors or similar governing body of such Seller evidencing its authorization of the execution and delivery of this Agreement, the New Stockholders Agreement and the New Registration Rights Agreement and the consummation of the transactions contemplated hereby and thereby;

                  (d) Organizational Documents. MS shall have received a copy of the statuts, as amended, of CIBA, BDHI, SOFEDIT and of each SOFEDIT Subsidiary, certified as of a date not earlier than fifteen (15) Business Days prior to the Closing Date;

                  (e) Minute Books. MS shall have received a copy of the minute books and stock register of CIBA, BDHI, SOFEDIT;

                  (f) Consents and Approvals. MS shall have received, each in form and substance satisfactory to MS in its sole and absolute discretion, all authorizations, consents, orders and approvals of all Governmental Authorities and officials and all material third party consents relating to any of CIBA, BDHI, SOFEDIT or any SOFEDIT Subsidiary which MS reasonably deems necessary or desirable for the consummation of the transactions contemplated by this Agreement;

                  (g) No Material Adverse Effect. No event or events shall have occurred, or be reasonably likely to occur, which, individually or in the aggregate, have, or could reasonably be expected to have, a Material Adverse Effect on any of CIBA, BDHI or SOFEDIT;

                  (h) New Stockholders Agreement; New Registration Rights Agreement. A stockholders agreement (the "New Stockholders Agreement") and a registration rights agreement (the "New Registration Rights Agreement"), in the forms attached hereto as Exhibits 10.01(h).A and 10.01(h).B, respectively, shall have been executed by the parties thereto;

                  (i) Termination of the SOFEDIT Stockholders Agreement and of the BDHI Stockholders Agreement. The SOFEDIT Stockholders Agreement and the BDHI Stockholders Agreement shall have been terminated and shall be of no further force or effect;

                  (j) Exchange of the Subordinated Notes. The holders of the Subordinated Notes shall have exchanged their Subordinated Notes for notes with the same principal amounts substantially in the form attached hereto as Exhibit 10.01(j) hereto.

                  (k) Approvals by the Boards of Directors of SOFEDIT, BDHI and CIBA. The Boards of Directors of SOFEDIT, BDHI and CIBA shall given all approved MS as a new shareholder.

                  SECTION 10.02. Conditions to Obligations of SOFEDIT, BDHI, CIBA and the Sellers. The obligations of SOFEDIT, BDHI, CIBA and the Sellers to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment, at or prior to the Closing, of each of the following conditions:

                  (a) Representations, Warranties and Covenants. The representations and warranties of MS contained in this Agreement shall have been true and correct when made and each representation and warranty (i) that is qualified as to materiality shall be true and correct and (ii) that is not so qualified shall be true and correct in all material respects in each case as of the Closing with the same force and effect as if made as of the Closing, other than such representations and warranties as are made as of another date which shall be true and correct as of such date, the covenants and agreements contained in this Agreement to be complied with by MS on or before the Closing shall have been complied with in all material respects, and the Sellers shall have received a certificate of MS to such effect signed by a duly authorized officer thereof;

                  (b) No Proceeding or Litigation. No Action shall have been commenced or threatened by or before any Governmental Authority against either MS, SOFEDIT, BDHI, CIBA or any of the Sellers, seeking to restrain or materially and adversely alter the transactions contemplated hereby which, in the reasonable, good faith determination of the Sellers' Representative is likely to render it impossible or unlawful to consummate the transactions contemplated by this Agreement, or which could reasonably be expected to have a Material Adverse Effect or otherwise render inadvisable, in the reasonable, good faith determination of the Sellers' Representative, the consummation of the transactions contemplated by this Agreement; provided, however, that the provisions of this Section 10.02(b) shall not apply if SOFEDIT, BDHI, CIBA, or the relevant Seller or Sellers has or have solicited or encouraged any such Action;

                  (c) Resolutions. The Sellers shall have received a true and complete copy, certified by the Secretary or an Assistant Secretary of MS, of the resolutions duly and validly adopted by the Board of Directors of MS evidencing its authorization of the execution and delivery of this Agreement, the New Stockholders Agreement and the New Registration Rights Agreement and the consummation of the transactions contemplated hereby and thereby;

                  (d) Resignations of MS' Directors. MS shall have received letters of resignation, effective as of the Closing, from Harold A. Brown, Ueli Spring and Richard Puricelli.

                  (e) Employment Contracts. MS shall have received a copy of an amendment to the employment contract of Mr. Ueli Spring substantially in the form attached hereto as Exhibit 10.02(e);

                  (f) Organizational Documents. The Sellers shall have received a copy of (i) the Amended and Restated Certificate of Incorporation of MS (substantially in the form attached as Exhibit 10.02(f) hereto) and the Certificate of Incorporation (or other organizational document) of each MS Subsidiary, certified by the secretary of state of the jurisdiction in which each such entity is incorporated or organized, as of a date not earlier than five Business Days prior to the Closing Date and accompanied by a certificate of the Secretary or Assistant Secretary of each such entity, dated as of the Closing Date, stating that no amendments have been made to such Certificate of Incorporation (or similar organizational documents) since such date, except as provided herein, and (ii) the By-laws (or similar organizational documents) of MS and of each MS Subsidiary, certified by the Secretary or Assistant Secretary of each such entity;

                  (g) Minute Books. The Sellers shall have received a copy of the minute books and stock register of MS and each MS Subsidiary, certified by their respective Secretaries or Assistant Secretaries as of the Closing Date;

                  (h) Good Standing; Qualification to Do Business. The Sellers shall have received good standing certificates for MS and for each MS Subsidiary from the secretary of state of the jurisdiction in which each such entity is incorporated or organized and from the secretary of state in each other jurisdiction in which the properties owned or leased by any of MS or any MS Subsidiary, or the operation of its business in such jurisdiction, requires MS or any MS Subsidiary to qualify to do business as a foreign corporation, in each case dated as of a date not earlier than five Business Days prior to the Closing Date and accompanied by bring-down telegrams dated the Closing Date;

                  (i) Stockholder Approvals. The MS Stockholder Approvals shall have been obtained;

                  (j) Consents and Approvals. The Sellers shall have received, in form and substance satisfactory to the Sellers in their sole and absolute discretion, copies of all authorizations, consents, orders and approvals of all Governmental Authorities and officials and all third party consents and estoppel certificates relating to MS or any MS Subsidiary which the Sellers reasonably deem necessary or desirable for the consummation of the transactions contemplated by this Agreement; and

                  (k) No Material Adverse Effect. No event or events shall have occurred, or be reasonably likely to occur, which, individually or in the aggregate, have, or could reasonably be expected to have, a Material Adverse Effect on MS; and

                  (l) New Stockholders Agreement; New Registration Rights Agreement. The New Stockholders Agreement and the New Registration Rights Agreement shall have been executed by the parties thereto; and waivers of all their rights under the Registration Rights Agreement shall have been signed by the stockholders of MS that are party thereto.

                  (m) Exchange of the Subordinated Notes. The holders of the Subordinated Notes shall have exchanged their Subordinated Notes for notes with the same principal amounts substantially in the form attached hereto as Exhibit 10.01(j) hereto.

                                   ARTICLE XI

                   SURVIVAL OF REPRESENTATIONS AND WARRANTIES

                  SECTION 11.01. Survival of Representations and Warranties. The representations and warranties contained in this Agreement, and all statements contained in this Agreement, the Exhibits to this Agreement, the Disclosure Schedules and any certificate delivered pursuant to this Agreement or in connection with the transactions contemplated by this Agreement (collectively, the "Acquisition Documents"), shall survive the Closing until the third (3rd) anniversary of the Closing Date; provided, however, that the representations and warranties dealing with Tax matters shall survive until 60 days after the expiration of the applicable statute of limitations for any tax. Neither the period of survival nor the liability of the relevant parties with respect to their representations and warranties shall be reduced by any investigation made at any time by or on behalf of the other parties. If written notice of a claim has been given prior to the expiration of the applicable representations and warranties by a party to the other parties, then the relevant representations and warranties shall survive as to such claim, until such claim has been finally resolved.


                                   ARTICLE XII

                             TERMINATION AND WAIVER

                  SECTION 12.01. Termination. This Agreement may be terminated at any time prior to the Closing:

                  (a) by the Sellers' Representative if: (i) an event or condition occurs that has resulted in or that may be expected to result in a Material Adverse Effect on MS or any MS Subsidiary, (ii) any representation or warranty of MS contained in this Agreement shall not have been true and correct when made or shall have become untrue, in any such case such that Section 10.02(a) will not be satisfied and such breach (if curable) has not been cured within 10 days following receipt by MS, as applicable, of written notice of such breach, (iii) MS shall not have materially complied with any covenant or agreement to be complied with by it and contained in this Agreement, or (iv) MS or any MS Subsidiary makes a general assignment for the benefit of creditors, or any proceeding shall be instituted by or against MS or any MS Subsidiary seeking to adjudicate any of them a bankrupt or insolvent, or seeking liquidation, winding up or reorganization, arrangement, adjustment, protection, relief or composition of its debts under any Law relating to bankruptcy, insolvency or reorganization; or

                  (b) by MS if: (i) an event or condition occurs that has resulted in or that may be expected to result in a Material Adverse Effect on SOFEDIT, BDHI or CIBA, (ii) any representation or warranty of SOFEDIT, BDHI, CIBA or any Seller contained in this

         Agreement shall not have been true and correct when made or shall have become untrue, in any such case such that Section 10.01(a) will not be satisfied and such breach (if curable) has not been cured within 10 days following receipt by SOFEDIT, BDHI, CIBA or such Seller, as applicable, of written notice of such breach, (iii) SOFEDIT, BDHI, CIBA or any Seller shall not have materially complied with any covenant or agreement to be complied with by it and contained in this Agreement, or
         (iv) any of SOFEDIT, any SOFEDIT Subsidiaries, BDHI or CIBA makes a general assignment for the benefit of creditors, or any proceeding shall be instituted by or against any of them seeking to adjudicate any of them a bankrupt or insolvent, or seeking liquidation, winding up or reorganization, arrangement, adjustment, protection, relief or composition of its debts under any Law relating to bankruptcy, insolvency or reorganization; or

                  (c) by either MS or the Sellers' Representative if the Closing shall not have occurred by April 17, 1998; provided, however, that the right to terminate this Agreement under this Section 12.01(c) shall not be available to any party whose failure to fulfill any obligation under this Agreement shall have been the cause of, or shall have resulted in, the failure of the Closing to occur on or prior to such date; or

                  (d) by either MS or the Sellers' Representative in the event that any Governmental Authority shall have issued an order, decree or ruling or taken any other action restraining, enjoining or otherwise prohibiting the transactions contemplated by this Agreement and such order, decree, ruling or other action shall have become final and nonappealable; or

                  (e) by the mutual consent of all the parties hereto.

                  SECTION 12.02. Effect of Termination. (a) In the event of termination of this Agreement as provided in Section 12.01, this Agreement shall forthwith become void and there shall be no liability on the part of any party hereto except (i) for the breach of the obligations set forth in Sections 9.03, 12.02(b) and 12.02(c)(ii) that nothing herein shall relieve any party from liability for any breach of any provision of the Agreement.

                  (b) Notwithstanding the foregoing, if the Closing does not occur because of the failure to satisfy the conditions to the Sellers' obligation to effect the Closing contained in Section 10.02 (a), then MS shall reimburse SOFEDIT, BDHI, CIBA and the Sellers for their out-of-pocket costs and expenses, including, without limitation, reasonable fees and disbursements of counsel, financial advisors, financing sources and accountants, reasonably incurred by SOFEDIT, BDHI, CIBA and the Sellers in connection with the preparation, negotiation and performance of this Agreement and the transactions contemplated hereby.

                  (c) Notwithstanding the foregoing, if the Closing does not occur because of the failure to satisfy the conditions to MS' obligation to effect the Closing contained in Section 10.01(a), then SOFEDIT, BDHI, CIBA and the Sellers shall reimburse MS for its out-of-pocket costs and expenses, including, without limitation, reasonable fees and disbursements of counsel, financial advisors, financing sources and accountants, reasonably incurred by MS in connection with the preparation, negotiation and performance of this Agreement and the transactions contemplated hereby.

                  SECTION 12.03. Waiver. Either the Sellers' Representative, on behalf of the Sellers, SOFEDIT, BDHI, CIBA or MS may (a) extend the time for the performance of any of the obligations or other acts of any other party, (b) waive any inaccuracies in the representations and warranties of any other party contained herein or in any document delivered by any other party pursuant hereto or (c) waive compliance with any of the agreements or conditions of any other party contained herein. Any such extension or waiver shall be valid only if set forth in an instrument in writing signed by the party to be bound thereby. Any waiver of any term or condition shall not be construed as a waiver of any subsequent breach or a subsequent waiver of the same term or condition, or a waiver of any other term or condition, of this Agreement. The failure of any party to assert any of its rights hereunder shall not constitute a waiver of any of such rights.


                                  ARTICLE XIII

                               GENERAL PROVISIONS

                  SECTION 13.01. Expenses. Except as otherwise specified in this Agreement, all costs and expenses, including, without limitation, fees and disbursements of counsel, financial advisors and accountants, incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses, whether or not the Closing shall have occurred.

                  SECTION 13.02. Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by delivery in person, by courier service, by cable, by telecopy, by telegram, by telex or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 13.02):

                  (a)      if to MS:

                           (i) before the Closing Date:

                           MS Acquisition Corp.
                           24331 Sherwood Avenue
                           Centerline, Michigan
                           48015-0061   U.S.A.
                           Telephone: (810) 759-2200
                           Telecopy: (810) 759-2209
                           Attention:  Mr. Ueli Spring



                           (ii) after the Closing Date:


                           MS Acquisition Corp.
                           24331 Sherwood Avenue
                           Centerline, Michigan
                           48015-0061   U.S.A.
                           Telephone: (810) 759-2200
                           Telecopy: (810) 759-2209
                           Attention:  Mr. Francis Barge

                  (b)      if to any of the Sellers:

                           SOFEDIT S.A.
                           Quartier des Chenes
                           1, avenue du 8 Mai 1945
                           78289 Guyancourt Cedex
                           France
                           Telephone: (33 1) 39 41 20 00
                           Telecopy: (33 1) 30 48 53 91
                           Attention:  Mr. Francis Barge


                  SECTION 13.03. Public Announcements. Unless otherwise required by applicable Law, no party to this Agreement shall make, or cause to be made, any press release or public announcement in respect of this Agreement or the transactions contemplated hereby or otherwise communicate with any news media without the prior written consent of MS and the Sellers' Representative and MS and the Sellers' Representative shall cooperate as to the timing and contents of any such press release or public announcement.

                  SECTION 13.04. Headings. The descriptive headings contained in this Agreement are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

                  SECTION 13.05. Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any Law or public policy, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.

                  SECTION 13.06. Entire Agreement. This Agreement with the schedules and exhibits thereto constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and thereof and supersedes all prior agreements and undertakings, both written and oral, among the parties hereto with respect to the subject matter hereof and thereof.

                  SECTION 13.07. Assignment. This Agreement may not be assigned by operation of law or otherwise without the express written consent of all parties hereto or, with respect to the Sellers only, of the Sellers' Representative (which consent may be granted or withheld in the sole discretion of any party). Any assignment made in violation of the preceding sentence shall be void.

                  SECTION 13.08. No Third Party Beneficiaries. This Agreement shall be binding upon and inure solely to the benefit of the parties hereto and their permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other Person any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement; provided,however, that the holders of capital stock of MS as of the date hereof, shall be deemed third party beneficiaries hereunder with respect to the representations and warranties of SOFEDIT only, as if such representations and warranties had been made to the holders of capital stock of MS as of the date hereof. This agreement shall not be construed so as to give any rights to the holders of capital stock of MS against any party hereto other than SOFEDIT.

                  SECTION 13.09. Amendment. This Agreement may not be amended or modified except (a) by an instrument in writing signed by all parties hereto or, with respect to the Sellers only, by the Sellers' Representative, or (b) by a waiver in accordance with Section 12.03.

                  SECTION 13.10. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of New York.

                  SECTION 13.11. Dispute Resolution and Arbitration. (a) Dispute. In the event of any dispute, controversy or claim (each, a "Dispute") arising under or in connection with this Agreement or any breach, invalidity or termination hereof, prior to the commencement of an arbitration proceeding pursuant to clause (b) of this Section 13.11, MS and the Sellers' Representative, on behalf of the Sellers, shall in good faith use their best efforts for a 15-day period commencing on the date one party has notified the other of a Dispute to resolve such Dispute. In the event that such efforts do not resolve such Dispute, either MS or the Sellers' Representative may commence an arbitration proceeding pursuant to clause (b) of this Section 13.11.

                  (b) ICC Rules. In the event a Dispute has not been resolved pursuant to the procedure set forth in Section 13.11(a), all Disputes arising under or in connection with this Agreement or any breach, invalidity or termination hereof shall be finally settled under the Rules of Conciliation and Arbitration of the International Chamber of Commerce (the "ICC Rules") by one or more arbitrators appointed in accordance with the ICC Rules. The seat of the arbitration shall be in Brussels, Belgium. The arbitration proceedings shall be conducted, and the award shall be rendered in writing, in the English language. Except to the extent allowed by the ICC Rules for the sole purpose of seeking interim relief, no party shall be entitled to commence proceedings before the courts of any jurisdiction, in connection with the conduct of the arbitration proceedings, provided that the parties shall be free to commence proceedings before such courts for the purpose of enforcing any arbitral award.

                  (c) Confidentiality. All arbitration proceedings under this
Section 13.11 shall be confidential and the arbitrators may issue appropriate protective orders to safeguard the confidential information of any party. Except as required by applicable Law, none of the parties to the arbitration proceedings shall make (or request any arbitrator to make) any public announcement with respect to the proceedings or decisions of the arbitrators without the prior written consent of the other party or parties thereto. The existence of any Dispute submitted to arbitration, and the award of the arbitrators, shall be kept in strict confidence, except as required in connection with the enforcement of such award or as otherwise required by applicable Law.

                  SECTION 13.12. Counterparts. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

                  SECTION 13.13. Specific Performance. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or equity.

                  SECTION 13.14. Limited Recourse. Notwithstanding anything in this Agreement or any other document, agreement, or instrument contemplated hereby to the contrary, (i) the obligations of MS, SOFEDIT, BDHI or CIBA hereunder shall be without recourse to any director or stockholder of MS, SOFEDIT, BDHI or CIBA, respectively, or any stockholder, partner, member, officer, director, manager, employee or agent of such stockholder or such Affiliate, and shall be limited to the assets of MS, SOFEDIT, BDHI or CIBA, respectively; and (ii) other than the representations, warranties and covenants expressly made by the stockholders of SOFEDIT, BDHI and CIBA herein, the stockholders of MS, SOFEDIT, BDHI and CIBA have made no (and shall not be deemed to have made any) representations, warranties or covenants (express or implied) under, or in connection with, this Agreement.

                  IN WITNESS WHEREOF, each of the parties hereto has executed, or has caused to be executed by its duly authorized representative, this Agreement as of the date first written above.

                                            SOFEDIT




                                            By: /s/ Francis Barge
                                               ---------------------------
                                               Name: Francis Barge
                                               Title: President and Director



                                            MS



                                            By: /s/ Harold Brown
                                               ---------------------------
                                               Name: Harold Brown
                                               Title: Senior VP and CFO




                                            BDHI




                                            By: /s/ Francis Barge
                                              ---------------------------
                                              Name: Francis Barge
                                              Title: President and Director

                                            CIBA





                                            By: /s/ Francis Barge
                                               ---------------------------
                                               Name: Francis Barge
                                               Title: President and Director



                                            CEFI




                                            By: /s/ Francis Barge
                                               ---------------------------
                                               Name: Francis Barge
                                               Title: President and Director



                                            YACESE




                                            By: /s/ Felix Domenech
                                               ---------------------------
                                               Name: Felix Domenech
                                               Title: President


                                            JRMH




                                            By: /s/ Jean-Rene Hergoulac'h
                                               ---------------------------
                                               Name: Jean-Rene Hergoulac'h
                                               Title: President

                                            H.H.A.WAY


                                            By: /s/ Jean-Rene Hergoualc'h
                                               ---------------------------
                                               Name: Jean-Rene Hergoualc'h
                                               Title: President

                                            Francis Barge



                                            By: /s/ Francis Barge
                                               ---------------------------



                                            Colette Barge



                                            By: /s/ Francis Barge
                                               ---------------------------
                                               Name: Francis Barge


                                            Jerome Barge



                                            By: /s/ Francis Barge
                                               ---------------------------
                                               Name: Francis Barge



                                            Felix Domenech



                                            By: /s/ Felix Domenech
                                               ---------------------------



                                            Josette Domenech



                                            By: /s/ Felix Domenech
                                               ---------------------------
                                               Name: Felix Domenech



                                            Sebastien Domenech



                                            By: /s/ Felix Domenech
                                              ---------------------------
                                               Name: Felix Domenech

                                            Cecile Domenech


                                            By:  /s/ Felix Domenech
                                               ---------------------------
                                               Name: Felix Domenech

                                           COMPAGNIE DE FINANCEMENT
                                             INDUSTRIEL S.A.



                                            By: /s/ Patrick Lente
                                               ---------------------------
                                               Name: Patrick Lente
                                               Title: Director


                                           JAFCO I SAINT HONORE S.A.




                                            By: /s/ Pierre Passy
                                               ---------------------------
                                               Name: Pierre Passy
                                               Title:


                                           JAFCO II SAINT HONORE S.A.




                                            By: /s/ Pierre Passy
                                               ---------------------------
                                               Name: Pierre Passy
                                               Title:


                                            TOCQUEVILLE EUROPE L.P.




                                            By: /s/ Felix Domenech
                                               ---------------------------
                                               Name: Felix Domenech
                                               Title: President

                                            BIDASSOA INVESTISSEMENTS S.C.A.




                                            By: /s/ Felix Domenech
                                               ---------------------------
                                               Name: Felix Domenech
                                               Title:



                                           CININDEV S.A.



                                            By: /s/ Blain Kevin
                                               ---------------------------
                                               Name: Blain Kevin
                                               Title: Director



                                            CFJPE S.A.



                                            By: /s/ Jean Delveaux
                                               ---------------------------
                                               Name: Jean Delveaux
                                               Title:


                                            OBERON S.A.



                                            By: /s/ Felix Domenech
                                               ---------------------------
                                               Name: Felix Domenech
                                               Title:

                                            EURO SYNERGIES INVESTMENTS S.C.A.



                                            By: /s/ Jean De Severac
                                               ---------------------------
                                               Name: Jean De Severac
                                               Title:


                                            VENTADOUR INVESTISSEMENTS S.A.



                                            By: /s/ F. Neave
                                               ---------------------------
                                               Name: F. Neave
                                               Title:



                                            COGEPA S.A.




                                            By: /s/ Thierry Martinez
                                               ---------------------------
                                               Name: Thierry Martinez
                                               Title:


                                            SOFEDICI S.C.



                                            By: /s/ Francis Barge
                                               ---------------------------
                                               Name: Francis Barge
                                               Title:

                                            APAX PARTNER CLUB




                                            By: /s/ R. Lambert
                                               ---------------------------
                                              Name: R. Lambert
                                              Title:


                                            ALTAMIR & CIE




                                            By: /s/ R. Lambert
                                               ---------------------------
                                               Name: R. Lambert
                                               Title:


                                            APAX FRANCE IV




                                            By: /s/ R. Lambert
                                               ---------------------------
                                               Name: R. Lambert
                                               Title:

                                            CCT Partners III, LP




                                            By: /s/ Thomas H. Sanders
                                               ---------------------------
                                               Name: Thomas H. Sanders
                                               Title: General Partner

                                    EXHIBIT 1
                                OWNERSHIP OF CIBA




                  Name                           Number of Shares of CIBA
                  ----                           ------------------------

         - Mr. Francis Barge                                  2.079
         - Mrs. Colette Barge                                 2.270
         - Mr. Jerome Barge                                   4.340
         - CEFI S.A.                                          10.411
                                                              ------
                                            Total:            19.100
                                                              ------

                                    EXHIBIT 2
                    MEMBERS OF THE DOMENECH GROUP OF SELLERS


         Name                                        Number of shares of BDHI
                                                     (as of the date hereof)

         - Mr. Felix Domenech                                 2.921
         - Mrs. Josette Domenech                              1.405
         - Mr. Sebastien Domenech                               469
         - Ms. Cecile Domenech                                  469
         - YACESE S.A.                                        5.036
                                                             ------
                                            Total:           10.300
                                                             ------

                                EXHIBIT 2.02 (A)
                             FORM OF PROMISSORY NOTE

                                EXHIBIT 2.02 (B)
                             TABLES OF ALLOCATION OF
                   THE PROMISSORY NOTES, THE MS COMMON SHARES
                           AND THE MS PREFERRED SHARES
                                AMONG THE SELLERS

                                    EXHIBIT 3
                     LIST OF SOFEDIT FINANCIAL SHAREHOLDERS


COMPAGNIE DE FINANCEMENT INDUSTRIEL S.A.

JAFCO I SAINT HONORE S.A.

JAFCO II SAINT HONORE S.A.

TOCQUEVILLE EUROPE L.P.

BIDASSOA INVESTISSEMENTS S.C.A.

CININDEV S.A.

CFJPE S.A.

OBERON S.A.

EURO SYNERGIES S.C.A.

VENTADOUR INVESTISSEMENTS S.A.

COGEPA S.A.

SOFEDICI S.C.

APAX PARTNER CLUB

ALTAMIR & CIE

APAX FRANCE IV

                                    EXHIBIT 4
                   SHARES OF BDHI OWNED BY JRMH AND H.H.A.WAY


         Name                                        Number of shares of BDHI
                                                     (as of the Closing Date)


         - JRMH                                               2.549
         - H.H.A. WAY S.A.                                    3.051
                                                              -----
                                            Total:            5.600
                                                              -----

                                    EXHIBIT 5
                         INDIVIDUAL SHAREHOLDERS OF BDHI



As of the signing date:

         NAME                                             NUMBER OF SHARES HELD

         - Mr. Francis Barge                                       1
         - Mr. Felix Domenech                                  2.921
         - Mr. Jean-Rene Hergoualc'h                               1
         - Mr. Jerome Barge                                        1
         - Mrs.Josette Domenech                                1.405
         - Mr. Sebastien Domenech                                469
         - Ms. Cecile Domenech                                   469
                                                               -----
         TOTAL                                                 5.267


As of the Closing Date:

         NAME                                             NUMBER OF SHARES HELD

         - Mr. Francis Barge                                       1
         - Mr. Felix Domenech                                  2.343
         - Mrs.Josette Domenech                                1.405
         - Mr. Sebastien Domenech                                469
         - Ms. Cecile Domenech                                   469
                                                                 ---

         TOTAL                                                 4.687